As filed with the U.S. Securities and Exchange Commission on July 29, 1999



                     Registration Nos. 333-11125 and 811-07795


                      U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                     POST-EFFECTIVE AMENDMENT NO. 19


                                            AND

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                   AMENDMENT NO. 20
                               J.P. MORGAN SERIES TRUST
                              (formerly JPM Series Trust)
                  (Exact Name of Registrant as Specified in Charter)


               60 State Street, Suite 1300, Boston, Massachusetts 02109
                       (Address of Principal Executive Offices)

          Registrant's Telephone Number, including Area Code: (617) 557-0700

                   Margaret W. Chambers, c/o Funds Distributor, Inc.
               60 State Street, Suite 1300, Boston, Massachusetts 02109
                        (Name and Address of Agent for Service)

      Copy to:            John E. Baumgardner, Jr., Esq.
                          Sullivan & Cromwell
                          125 Broad Street
                          New York, New York 10004


It is proposed that this filing will become effective (check appropriate box):


[ ] Immediately upon filing pursuant to paragraph (b) [X] on August 2, 1999 pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(i) [ ] on (date) pursuant to paragraph (a)(i) [ ] 75 days after filing pursuant to paragraph (a)(ii) [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.




                                EXPLANATORY NOTE


     This post-effective amendment No. 19 to the registration statement of J.P. Morgan Series Trust (the "Registrant") on Form N-1A to update the registrant's disclosure in the Prospectuses and Statement of Additional Information relating to the J.P. Morgan California Bond Fund (the "Fund"), a series of shares of the Registrant, to include updated financial information for the fiscal year ended April 30, 1999 and to update other information in the registration statement.

AUGUST 2, 1999 | PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN FIXED INCOME FUNDS


Short Term Bond Fund

Bond Fund

Global Strategic Income Fund

Emerging Markets Debt Fund

Tax Exempt Bond Fund

New York Tax Exempt Bond Fund

California Bond Fund

-------------------------------------
Seeking high total return or current income by investing primarily in fixed income securities.

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.


JPMorgan

CONTENTS

2   | Each fund's goal, investment approach, risks, expenses, and performance

J.P. MORGAN FIXED INCOME FUNDS
J.P. Morgan Short Term Bond Fund .......................................       2
J.P. Morgan Bond Fund ..................................................       4
J.P. Morgan Global Strategic Income Fund ...............................       6
J.P. Morgan Emerging Markets Debt Fund .................................       8
J.P. Morgan Tax Exempt Bond Fund .......................................      10
J.P. Morgan New York Tax Exempt Bond Fund ..............................      12
J.P. Morgan California Bond Fund .......................................      14

16 | Principles and techniques common
     to the funds in this prospectus

FIXED INCOME MANAGEMENT APPROACH
J.P. Morgan ............................................................      16
J.P. Morgan fixed income funds .........................................      16
The spectrum of fixed income funds .....................................      16
Who may want to invest .................................................      16
Fixed income investment process ........................................      17

18 | Investing in the J.P. Morgan
     Fixed Income funds

YOUR INVESTMENT
Investing through a financial professional .............................      18
Investing through an employer-sponsored retirement plan ................      18
Investing through an IRA or rollover IRA ...............................      18
Investing directly .....................................................      18
Opening your account ...................................................      18
Adding to your account .................................................      18
Selling shares .........................................................      19
Account and transaction policies .......................................      19
Dividends and distributions ............................................      20
Tax considerations .....................................................      20

21 | More about risk and the funds'
     business operations

FUND DETAILS
Business structure .....................................................      21
Management and administration ..........................................      21
Risk and reward elements ...............................................      22
Investments ............................................................      24
Financial highlights ...................................................      26

FOR MORE INFORMATION ...........................................      back cover

J.P. MORGAN SHORT TERM BOND FUND                          | TICKER SYMBOL: JPSBX
--------------------------------------------------------------------------------
                                                   REGISTRANT: J.P. MORGAN FUNDS
                                              (J.P. MORGAN SHORT TERM BOND FUND)

[GRAPHIC OMITTED] RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED] GOAL
The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED] INVESTMENT APPROACH
The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. For a description of duration, please see fixed income investment process on page 17.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 17.


Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT

The fund's assets are managed by


J.P. Morgan, which currently manages over $340 billion, including more than $20 billion using similar strategies as the fund.


The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, William G. Tennille, vice president, who joined the team in January of 1994 and has been at J.P. Morgan since 1992 and Augustus Cheh, vice president, who has been a fixed income portfolio manager and analyst since joining J.P. Morgan in 1994.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN SHORT TERM BOND FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Short Term Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 5 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                       1994         1995         1996         1997         1998

20%
                                   10.58

10%
                                                 4.94         6.14         6.84
                       0.11
0%
--------------------------------------------------------------------------------

[ ] J.P. Morgan Short Term Bond Fund


The fund's year-to-date total return as of 6/30/99 is 0.60%.


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.41% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.54% (for the quarter ended 3/31/94).

Average annual total return      Shows performance over time, for periods ended December 31, 1998
-------------------------------------------------------------------------------------------------------------
                                                             Past 1 yr.      Past 5 yrs.      Life of fund(1)
J.P. Morgan Short Term Bond Fund (after expenses)               6.84            5.67               5.48
-------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index (no expenses)             7.00            5.99               5.86
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                          0.25

Marketing (12b-1) fees                   none

Other expenses(4)                        0.77
---------------------------------------------
Total annual fund
operating expenses(4)                    1.02
---------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------------------------------
                  1 yr.         3 yrs.         5 yrs.         10 yrs.
Your cost($)      104            325            563            1,248
---------------------------------------------------------------------

(1) The fund commenced operations on 7/8/93 and returns reflect performance of the fund from 7/31/93.
(2) The fund's fiscal year end is 10/31.
(3) The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.35% and 0.60%, respectively, and can be changed or terminated at any time at the option of J.P. Morgan.


                                            J.P. MORGAN SHORT TERM BOND FUND | 3

J.P. MORGAN BOND FUND                                     | TICKER SYMBOL: PPBDX
--------------------------------------------------------------------------------
                                                   REGISTRANT: J.P. MORGAN FUNDS
                                                         (J.P. MORGAN BOND FUND)

[GRAPHIC OMITTED] RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED] GOAL
The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED] INVESTMENT APPROACH
The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Brothers Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 17.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17.


To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund may use futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $25 billion using similar strategies as the fund.


The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984, and John Snyder, vice president, who has been at J.P. Morgan since 1993. Mr. Tennille and Ms. Plaehn have been on the team since January of 1994. Mr. Snyder has been a fixed income portfolio manager since joining J.P. Morgan.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


4 | J.P. MORGAN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years and compare to those of the Salomon Brothers Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1,2)
---------------------------------------------------------------------------------------------------------
          1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

20%
                                                                     18.17
                             13.45
         10.23     10.09

10%
                                                  9.87                                   9.13
                                        6.53
                                                                                                    7.36
                                                                                3.13
0%

                                                          (2.97)


(10%)
---------------------------------------------------------------------------------------------------------

[ ] J.P. Morgan Bond Fund


The fund's year-to-date total return as of 6/30/99 is (1.81%).


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.25% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.39% (for the quarter ended 3/31/94).

Average annual total return (%) Shows  performance  over time, for periods ended
December 31, 1998
-------------------------------------------------------------------------------------------------------------------
                                                                   Past 1 yr.      Past 5 yrs.      Past 10 yrs.(1)
J.P. Morgan Bond Fund (after expenses)                                7.36            6.74               8.36
-------------------------------------------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade Bond Index (no expenses)      8.72            7.30               9.31
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                          0.30

Marketing (12b-1) fees                   none

Other expenses                           0.40
---------------------------------------------
Total annual fund
operating expenses                       0.70
---------------------------------------------


Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------------------------------
                  1 yr.         3 yrs.         5 yrs.         10 yrs.
Your cost($)       72            224            390             871
---------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. Returns for the period 3/31/88 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor, which commenced operations on 3/11/88.
(2) The fund's fiscal year end is 10/31.
(3) The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

                                                       J.P. MORGAN BOND FUND | 5

J.P. MORGAN GLOBAL STRATEGIC
INCOME FUND
--------------------------------------------------------------------------------
                                                   REGISTRANT: J.P. MORGAN FUNDS
                                      (J.P. MORGAN GLOBAL STRATEGIC INCOME FUND)

[GRAPHIC OMITTED] RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED] GOAL
The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED] INVESTMENT APPROACH
The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank) that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). For a description of duration, please see fixed income investment process on page 17. At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).


The management team uses the process described on page 17, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The fund's share price and total return will vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds. The fund may engage in frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

MODEL SECTOR ALLOCATION

[PIE CHART GRAPHIC]


9% international
non-dollar
(range 0-25%)

35% public/private
mortgages
(range 20-45%)

13% public/private
corporates
(range 5-25%)

16% emerging
markets
(range 0-25%)

27% high yield
corporates
(range 17-37%)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $3 billion using similar strategies as the fund.

The portfolio management team is led by Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities. He has been on the team since the fund's inception.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


6 | J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Global Strategic Income Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Lehman Brothers Aggregate Bond Index. This is a widely recognized, unmanaged index used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)    Shows changes in returns by calendar year(1,2)
-------------------------------------------------------------------
                                                              1998

20%


10%

                                                              2.31
0%
-------------------------------------------------------------------


[ ] J.P. Morgan Global Strategic Income Fund


The fund's year-to-date total return as of 6/30/99 is (0.14%).


For the period covered by this total return chart, the fund's highest quarterly return was 3.04% (for the quarter ended 3/31/98); and the lowest quarterly return was -1.58% (for the quarter ended 9/30/98).

Average  annual total  return Shows  performance  over time,  for periods  ended
December 31, 1998
-----------------------------------------------------------------------------------------------
                                                             Past 1 yr.         Life of fund(1)
J.P. Morgan Global Strategic Income Fund (after expenses)       2.31                  6.75
-----------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (no expenses)              8.67                 10.91
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                          0.45

Marketing (12b-1) fees                   none

Other expenses(4)                        1.44
---------------------------------------------
Total annual fund
operating expenses(4)                    1.89
---------------------------------------------


Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------------------------------
                  1 yr.         3 yrs.         5 yrs.         10 yrs.
Your cost($)       192           594           1,021           2,212
---------------------------------------------------------------------

(1) The fund commenced operations on 11/5/97. For the period 3/31/97 through 11/30/97, returns reflect performance of the J.P. Morgan Institutional Global Strategic Income Fund (a separate feeder fund investing in the same master portfolio). These returns reflect lower operating expenses than those of the fund. Therefore these returns may be higher than the fund's would have been had it existed during the same period.
(2) The fund's fiscal year end is 10/31.
(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the fiscal period 11/5/97 (commencement of operations) through 10/31/98, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.55% and 1.00%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                  J.P. MORGAN GLOBAL STRATEGIC INCOME FUND | 7

J.P. MORGAN EMERGING
MARKETS DEBT FUND
--------------------------------------------------------------------------------
                                                   REGISTRANT: J.P. MORGAN FUNDS
                                        (J.P. MORGAN EMERGING MARKETS DEBT FUND)

[GRAPHIC OMITTED] RISKS/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED] GOAL
The fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. This goal can be changed without shareholder approval.


[GRAPHIC OMITTED] INVESTMENT APPROACH
The fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most Western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Plus. For a description of duration, please see fixed income investment process on page 17. The fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories (or are the unrated equivalent).


In addition to the investment process described on page 17, the management team makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

The fund's share price and total return will vary in response to changes in emerging bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the fund concentrates its investments in a small number of countries. Emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 20 for further discussion on the tax treatment of capital gains. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $426 million using similar strategies as the fund.

The portfolio management team is led by Michael Cembalest, managing director, who has been at J.P. Morgan from 1988 to January 1998 and since June 1998, and Andrew F. Goldberg, vice president, who has been at J.P. Morgan since 1990. Prior to joining the portfolio management team, Mr. Cembalest was responsible for sovereign debt analysis in the emerging markets group. From January 1998 to June 1998, Mr. Cembalest was a portfolio manager at Morgan Stanley. Previously, Mr. Goldberg oversaw the capital research group's research into fixed income and derivatives markets.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


8 | J.P. MORGAN EMERGING MARKETS DEBT FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Emerging Markets Debt Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during it's first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the Emerging Markets Bond Index Plus. This is an unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated market instruments) in emerging markets.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)    Shows changes in returns by calendar year(1,2)
---------------------------------------------------------------------
                                                               1998

10%


0%
                                                             (15.93)

(10%)


(20%)
---------------------------------------------------------------------



[ ] J.P. Morgan Emerging Market Debt Fund


For the period covered by this total return chart, the fund's highest quarterly return was 9.50% (for the quarter ended 12/31/98) and the lowest quarterly return was -21.73% (for the quarter ended 9/30/98).

Average  annual total return (%) Shows  performance  over time, for period ended
December 31, 1998
--------------------------------------------------------------------------------------------------
                                                             Past 1 yr.            Life of fund(1)

J.P. Morgan Emerging Market Debt Fund (after expenses)        (15.93)                   (8.04)
--------------------------------------------------------------------------------------------------
Emerging Markets Bond Index Plus (no expenses)                (14.35)                   (4.08)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                          0.70

Marketing (12b-1) fees                   none

Other expenses(4)                        1.39
---------------------------------------------
Total annual fund
operating expenses(4)                    2.09
---------------------------------------------


Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------------------------------
                  1 yr.         3 yrs.         5 yrs.         10 yrs.
Your cost($)       212           655           1,124           2,421
---------------------------------------------------------------------


(1) The fund commenced operations on 4/17/97 and returns reflect performance of the fund from 4/30/97.
(2) The fund's fiscal year end is 12/31.
(3) The fund has a master/feeder structure as described on page 21. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year before reimbursement, expressed as a percentage of average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.55% and 1.25%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.



                   J.P. MORGAN EMERGING MARKETS DEBT FUND | 9

J.P. MORGAN TAX EXEMPT
BOND FUND                                                 | TICKER SYMBOL: PPTBX
--------------------------------------------------------------------------------
                                                   REGISTRANT: J.P. MORGAN FUNDS
                                              (J.P. MORGAN TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED] RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED] GOAL
The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC OMITTED] INVESTMENT APPROACH
The fund invests primarily in high quality municipal securities that it believes have the potential to provide high current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.


The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 17.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $5 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


10 | J.P. MORGAN TAX EXEMPT BOND FUND

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1,2)
---------------------------------------------------------------------------------------------------------
          1989      1990      1991      1992      1993      1994      1995      1996      1997      1998

20%

                                                                     13.40
                             10.92

10%
          8.25                                    9.58
                                       7.47                                               7.42
                    6.87
                                                                                                    5.47
                                                                                3.54
0%
                                                          (2.70)



(10%)
---------------------------------------------------------------------------------------------------------

[ ] J.P. Morgan Tax Exempt Bond Fund


The fund's year-to-date total return as of 6/30/99 is (1.25%).


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.09% (for the quarter ended 3/30/95); and the lowest quarterly return was -3.08% (for the quarter ended 3/31/94).

Average annual total return (%) Shows  performance  over time, for periods ended
December 31, 1998
-------------------------------------------------------------------------------------------------------------------
                                                                   Past 1 yr.      Past 5 yrs.      Past 10 yrs.(1)
J.P. Morgan Tax Exempt Bond Fund (after expenses)                     5.47            5.30               6.94
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)          6.25            5.86                N/A
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                          0.30

Marketing (12b-1) fees                   none

Other expenses                           0.39
---------------------------------------------
Total annual fund
operating expenses                       0.69
---------------------------------------------

Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------------------------------
                  1 yr.         3 yrs.         5 yrs.         10 yrs.
Your cost($)       71            221            384             859
---------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. For the period 1/1/88 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund, which commenced operations on 10/3/84.
(2) The fund's fiscal year end is 8/31.
(3) The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, expressed as a percentage of the fund's average net assets.


                                           J.P. MORGAN TAX EXEMPT BOND FUND | 11

J.P. MORGAN NEW YORK
TAX EXEMPT BOND FUND                                      | TICKER SYMBOL: PPNYX
--------------------------------------------------------------------------------
                                                   REGISTRANT: J.P. MORGAN FUNDS
                                     (J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED] RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED] GOAL
The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC OMITTED] INVESTMENT APPROACH
The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York state and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.


The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $5 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


12 | J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan New York Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 4 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                                              1995      1996      1997      1998

20%


                                             13.03

10%

                                                                  7.41
                                                        3.96                5.39

0%
--------------------------------------------------------------------------------

[ ] J.P. Morgan New York Tax Exempt Bond Fund


The fund's year-to-date total return as of 6/30/99 is (1.26%).


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.80% (for the quarter ended 3/31/95) and the lowest quarterly return was -0.65% (for the quarter ended 3/31/96).

Average annual total return (%) Shows  performance  over time, for periods ended
December 31, 1998
---------------------------------------------------------------------------------------------------
                                                             Past 1 yr.            Life of fund(1)
J.P. Morgan New York Tax Exempt Bond Fund (after expenses)      5.39                    6.36
---------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)    6.25                    7.07
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                          0.30

Marketing (12b-1) fees                   none

Other expenses(4)                        0.46
---------------------------------------------
Total annual fund
operating expenses(4)                    0.76
---------------------------------------------


Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------------------------------
                  1 yr.         3 yrs.         5 yrs.         10 yrs.
Your cost($)       72            243            422             942
---------------------------------------------------------------------



(1) The fund commenced operations on 4/11/94 and returns reflect performance of the fund from 4/30/94.
(2) The fund's fiscal year end is 7/31.
(3) The fund has a master/feeder structure as described on page 21. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.40% and 0.70%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.



                 J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND | 13

J.P. MORGAN CALIFORNIA
BOND FUND
--------------------------------------------------------------------------------
                                            REGISTRANT: J.P. MORGAN SERIES TRUST
                               (J.P. MORGAN CALIFORNIA BOND FUND: SELECT SHARES)

[GRAPHIC OMITTED] RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

[GRAPHIC OMITTED] GOAL
The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.


[GRAPHIC OMITTED] INVESTMENT APPROACH
The fund invests primarily in California municipal securities that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 17. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.


The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 17. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $5 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


14 | J.P. MORGAN CALIFORNIA BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan California Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 2 calendar years.


The table indicates the risks by showing how the fund's average annual returns for the past year compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.


Total return (%)    Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                                                                  1997      1998

10%

                                                                  7.72

                                                                            5.48
5%




0%
--------------------------------------------------------------------------------

[ ] J.P. Morgan California Bond Fund: Select Shares(1) (a separate class of shares)


The fund's year-to-date total return as of 6/30/99 is (1.29%).


For the period covered by this total return chart, the fund's highest quarterly return was 3.46% (for the quarter ended 9/30/98) and the lowest quarterly return was -0.34% (for the quarter ended 3/31/97).

Average  annual total return (%) Shows  performance  over time, for period ended
December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Past 1 yr.
Life of fund(1)
J.P. Morgan California Bond Fund: Select Shares (a separate class of shares) (after expenses)
5.48              6.54
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)
6.25              7.11
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3)(%)
(expenses that are deducted from fund assets)

Management fees                          0.30

Marketing (12b-1) fees                   none

Other expenses(4)                        0.57
---------------------------------------------
Total annual fund
operating expenses(4)                    0.87
---------------------------------------------


Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------------------------------
                  1 yr.         3 yrs.         5 yrs.         10 yrs.
Your cost($)       89            278            482            1,073
---------------------------------------------------------------------

(1) The fund commenced operations on 4/21/97 and returns reflect performance of J.P. Morgan California Bond Fund: Institutional Shares (a separate class of shares) from 12/31/96 through 12/31/97. Performance during this period reflects operating expenses which are 0.20% of net assets lower than those of the fund. Accordingly, performance returns for the fund would have been lower if an investment had been made in the fund during the same time period.
(2) The fund's fiscal year end is 4/30.
(3) This table shows expenses for the past fiscal year before reimbursement, expressed as a percentage of average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.35% and 0.65%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                                           J.P. MORGAN CALIFORNIA BOND FUND | 15

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $340 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN FIXED INCOME FUNDS

These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.

THE SPECTRUM OF FIXED INCOME FUNDS

The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

o the types of securities they hold

o the tax status of the income they offer

o the relative emphasis on current income versus total return


Potential risk and return


  ------------------------------------------------------------------------------
 R   Emerging Markets Debt Fund -------------------------------------------- o
 e                                                                           |
 t                                                                           |
 u   Global Strategic Income Fund -------------------------------------o     |
 r                                                                     |     |
 n                                                                     |     |
     New York Tax Exempt Bond Fund* --------------------------- oo     |     |
(a   California Bond Fund*                                      |      |     |
 f                                                              |      |     |
 t                                                              |      |     |
 e   Tax Exempt Bond Fund* --------------------------- o        |      |     |
 r                                                     |        |      |     |
                                                       |        |      |     |
 t   Bond Fund ------------------------------- o       |        |      |     |
 a                                             |       |        |      |     |
 x                                             |       |        |      |     |
 e   Short Term Bond Fund ------------ o       |       |        |      |     |
 s)                                    |       |       |        |      |     |
                                       |       |       |        |      |     |
     --------------------------------------------------------------------------
                                        Risk


The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.

--------------------------------------------------------------------------------
Who May Want to Invest


The funds are designed for investors who:

o want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o want an investment that pays monthly dividends

o with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

o with regard to the state-specific funds, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York or California


The funds are not designed for investors who:

o are investing for aggressive long-term growth

o require stability of principal

o with regard to the Global Strategic Income or Emerging Markets Debt funds, are not prepared to accept a higher degree of risk than most traditional bond funds

o with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA


16 | FIXED INCOME MANAGEMENT APPROACH

FIXED INCOME INVESTMENT PROCESS
J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas, and when consistent with a fund's investment approach, takes positions in many different areas, helping the funds to limit exposure to concentrated sources of risk.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

[GRAPHIC OMITTED]
The funds invest across a range of
different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which a fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

[GRAPHIC OMITTED]
Each fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to each fund's goal and strategy.

[GRAPHIC OMITTED]
J.P. Morgan uses a disciplined process
to control each fund's sensitivity
to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. Each fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the funds and make tactical adjustments as necessary.

                                           FIXED INCOME MANAGEMENT APPROACH | 17

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in a fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-521-5411.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-521-5411.

OPENING YOUR ACCOUNT

By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     State Street Bank & Trust Company
     Routing number: 011-000-028
     Credit: J.P. Morgan Funds
     Account number: 9904-226-9
     FFC: your account number, name of registered owner(s) and fund name

By check

o    Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with your completed application to the Transfer Agent.

By exchange

o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

By check

o    Make out a check for the investment amount payable to J.P. Morgan Funds.

o Mail the check with a completed investment slip to the Transfer Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

By exchange

o Call the Shareholder Services Agent to effect an exchange.


18 | YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

By exchange

o Call the Shareholder Services Agent to effect an exchange.

Redemption In Kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

--------------------------------------------------------------------------------
Transfer Agent                            Shareholder Services Agent
State Street Bank and Trust Company       J.P. Morgan Funds Services
P.O. Box 8411                             522 Fifth Avenue
Boston, MA 02266-8411                     New York, NY 10036
Attention: J.P. Morgan Funds Services     1-800-521-5411

                       Representatives are available 8:00
                     a.m. to 5:00 p.m. eastern time on fund
                                 business days.


                                                            YOUR INVESTMENT | 19

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Fund.

TAX CONSIDERATIONS
In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                           Tax status

Income dividends from the             Exempt from federal, state,
New York Tax Exempt Bond              and New York City personal
Fund                                  income taxes for New York
                                      residents only

Income dividends from the             Exempt from federal and state
California Bond Fund                  personal income taxes for
                                      California residents only

Income dividends from the             Exempt from federal personal
Tax Exempt Bond Fund                  income taxes

Income dividends from                 Ordinary income
all other funds

Short-term capital gains              Ordinary income
distributions

Long-term capital gains               Capital gains
distributions

Sales or exchanges of                 Capital gains or
shares owned for more                 losses
than one year

Sales or exchanges of                 Gains are treated as ordinary
shares owned for one year             income; losses are subject
or less                               to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


20 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE
As noted earlier, each fund (except the California Bond Fund) is a series of J.P. Morgan Funds, a Massachusetts business trust, and a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-521-5411. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-521-5411. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                        Percentage of the master
                         portfolio's average net assets

Short Term Bond                                     0.25%
Bond                                                0.30%
Global Strategic Income                             0.45%
Emerging Markets Debt                               0.70%
Tax Exempt Bond                                     0.30%
New York Tax Exempt Bond                            0.30%

Administrative services                  Master portfolio's and fund's prorata
(fee shared with Funds                   portions of 0.09% of the first $7
Distributor, Inc.)                       billion of average net assets in J.P.
                      Morgan-advised portfolios, plus 0.04%
                      of average net assets over $7 billion

Shareholder services                     0.25% of each fund's average net assets
--------------------------------------------------------------------------------

The California Bond Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services                        0.30% of the fund's average
                                         net assets


Administrative services                  Fund's pro-rata portion of
(fee shared with Funds                   0.09% of the first $7 billion of
Distributor, Inc.)                       average net assets in J.P. Morgan-
                        advised portfolios, plus 0.04% of
                       average net assets over $7 billion

Shareholder services                     0.25% of the fund's average
                                         net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.

YEAR 2000
Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the funds' other service providers and other entities with computer systems linked to the funds do not properly process and calculate the date January 1, 2000 and dates thereafter.J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the funds are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the funds will decline. While the funds cannot predict at this time the degree of impact, it is possible that foreign markets will be less prepared than those in the U.S.


                                                               FUND DETAILS | 21

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

-----------------------------------------------------------------------------------------------------------------------------------
Potential risks                          Potential rewards                        Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Market conditions

o Each fund's share price, yield,        o Bonds have generally outperformed      o Under normal circumstances the
funds plan to
  and total return will fluctuate          money market investments over the        remain fully invested in bonds
and other fixed
  in response to bond market               long term, with less risk than           income securities as noted in
the table on
  movements                                stocks                                   pages
24-25

o The value of most bonds will                                                    o The funds seek to limit risk and
enhance total
  fall when interest rates rise;         o Most bonds will rise in value when       return or yields through careful
management,
  the longer a bond's maturity             interest rates fall                      sector allocation, individual
securities
  and the lower its credit                                                          selection, and duration
management
  quality, the more its value            o Mortgage-backed and
asset-backed
  typically falls                          securities can offer attractive        o During severe market downturns,
the funds have
                                           returns                                  the option of investing up to
100% of assets in
o Adverse market conditions may                                                     investment-grade short-term
securities
  from time to time cause a
fund
  to take temporary defensive                                                     o J.P. Morgan monitors interest
rate trends, as
  positions that are inconsistent                                                   well as geographic and
demographic information
  with its principal investment                                                     related to mortgage-backed
securities and
  strategies and may hinder a                                                       mortgage
prepayments
  fund from achieving
its
  investment objective

o Mortgage-backed  and  asset-backed  securities  (securities   representing  an
  interest  in, or  secured  by, a pool of  mortgages  or other  assets  such as receivables) could generate capital losses or periods of low yields if they are paid off substantially
  earlier or later than
  anticipated
------------------------------------------------------------------------------------------------------------------------------------
Credit quality

o The default of an issuer would         o Investment-grade bonds have a lower    o Each fund maintains its own
policies for
  leave a fund with unpaid                 risk of default                          balancing credit quality against
potential
  interest or principal                                                             yields and gains in light of its
investment
                                         o Junk bonds offer higher yields and       goals
o Junk bonds (those rated BB/Ba            higher potential gains
  or lower) have a higher risk of                                                 o J.P. Morgan develops its own
ratings of
  default, tend to be less                                                          unrated securities and makes a
credit quality
  liquid, and may be more                                                           determination for unrated
securities
  difficult to value
------------------------------------------------------------------------------------------------------------------------------------
Foreign investments

o A fund could lose money because        o Foreign bonds, which represent a       o Foreign bonds are a primary
investment only for
  of foreign government actions,           major portion of the world's fixed       the Global Strategic Income and
Emerging
  political instability, or lack           income securities, offer attractive      Markets Debt funds and may be a
significant
  of adequate and accurate                 potential performance and                investment for the Short Term
Bond and Bond
  information                              opportunities for diversification        funds; the Tax Exempt Bond, New
York Tax Exempt
                                                                                    Bond and California Bond funds
are not
o Currency exchange rate                                                            permitted to invest any assets
in foreign bonds
  movements could reduce gains
or
  create losses                          o Favorable exchange rate movements      o To the extent that a fund
invests in foreign
                                           could generate gains or reduce           bonds, it may manage the
currency exposure of
o Currency and investment risks            losses                                   its foreign investments relative
to its
  tend to be higher in emerging                                                     benchmark, and may hedge a
portion of its
  markets                                                                           foreign currency exposure into
the U.S. dollar
                                         o Emerging markets can offer higher        from time to time (see also
"Derivatives");
                                           returns                                  these currency management
techniques may not be
                                                                                    available for certain emerging
markets

investments
------------------------------------------------------------------------------------------------------------------------------------
Management
choices

o A fund could underperform its          o A fund could outperform its            o J.P. Morgan focuses its active
management on
  benchmark due to its sector,             benchmark due to these same choices      those areas where it believes
its commitment to
  securities or duration choices                                                    research can most enhance
returns and manage
                                                                                    risks in a consistent
way
------------------------------------------------------------------------------------------------------------------------------------


22 | FUND DETAILS

-----------------------------------------------------------------------------------------------------------------------------------
Potential risks                          Potential rewards                        Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Derivatives


o Derivatives such as futures,           o Hedges that correlate well with        o The funds use derivatives, such
as futures,
  options, swaps and forward               underlying positions can reduce or       options, swaps and forward
foreign currency
  foreign currency contracts               eliminate losses at low cost             contracts, for hedging and for
risk management
  that are used for hedging the                                                     (i.e., to adjust duration or
yield curve
  portfolio or specific                  o A fund could make money and protect      exposure, or to establish or
adjust exposure to
  securities may not fully                 against losses if management's           particular securities, markets,
or currencies);
  offset the underlying                    analysis proves correct                  risk management may include
management of a
  positions1 and this could                                                         fund's exposure relative to its
benchmark; the
  result in losses to the fund           o Derivatives that involve leverage        Tax Exempt Bond, New York Tax
Exempt Bond and
  that would not have otherwise            could generate substantial gains at      California Bond funds are
permitted to enter
  occurred                                 low cost                                 into futures and options
transactions, however,
                                                                                    these transactions result in
taxable gains or
o Derivatives used for risk                                                         losses so it is expected that
these funds will
  management may not have the                                                       utilize them infrequently;
forward foreign
  intended effects and may                                                          currency contracts are not
permitted to be used
  result in losses or missed                                                        by the Tax Exempt Bond, New York
Tax Exempt Bond
  opportunities                                                                     and California Bond
funds


o The counterparty to a                                                           o The funds only establish hedges
that they expect
  derivatives contract could                                                        will be highly correlated with
underlying
  default
positions

                                                                                  o While the funds may use
derivatives that
o Certain types of derivatives                                                      incidentally involve leverage,
they do not use
  involve costs to the funds                                                        them for the specific purpose of
leveraging
  which can reduce returns                                                          their
portfolios

o Derivatives that involve
  leverage could magnify losses
------------------------------------------------------------------------------------------------------------------------------------
Securities lending

o When a fund lends a security,          o A fund may enhance income through      o J.P. Morgan maintains a list of
approved
  there is a risk that the                 the investment of the collateral
borrowers
  loaned securities may not be             received from the
borrower
  returned if the borrower                                                        o The fund receives collateral
equal to at least
  defaults                                                                          100% of the current value of
securities loaned

o The collateral will be subject                                                  o The lending agents indemnify a
fund against
  to the risks of the securities                                                    borrower
default
  in which it is
invested
                                                                                  o J.P. Morgan's collateral
investment guidelines
                                                                                    limit the quality and duration
of collateral
                                                                                    investment to minimize
losses

                                                                                  o Upon recall, the borrower must
return the
                                                                                    securities loaned within the
normal settlement

period
------------------------------------------------------------------------------------------------------------------------------------
Illiquid holdings

o A fund could have difficulty           o These holdings may offer more          o No fund may invest more than 15%
of net assets
  valuing these holdings                   attractive yields or potential           in illiquid
holdings
  precisely                                growth than comparable
widely
                                           traded securities                      o To maintain adequate liquidity
to meet
o A fund could be unable to sell                                                    redemptions, each fund may hold
investment-grade
  these holdings at the time or                                                     short-term securities (including
repurchase
  price desired                                                                     agreements and reverse purchase
agreements) and,
                                                                                    for temporary or extraordinary
purposes, may
                                                                                    borrow from banks up to 331/3%
of the value of
                                                                                    its total
assets
------------------------------------------------------------------------------------------------------------------------------------
When-issued and delayed
delivery securities

o When a fund buys securities            o A fund can take advantage of           o Each fund uses segregated
accounts to offset
  before issue or for delayed              attractive transaction                   leverage
risk
  delivery, it could be exposed
opportunities
  to leverage risk if it
does
  not use segregated
accounts
------------------------------------------------------------------------------------------------------------------------------------
Short-term
trading


o  Increased trading would raise a       o  A fund could realize gains in a     o  The funds generally avoid short-term trading,
   fund's transaction costs                 short period of time                   except to take advantage of attractive or
                                                                                   unexpected opportunities or to meet demands
o  Increased short-term capital          o  A fund could protect against           generated by shareholder activity. The turnover
   gains distributions would raise          losses if a bond is overvalued         rate for each fund is its most recent fiscal year
   shareholders' income tax                 and its value later falls              end is as follows: Short Term Bond (381%), Bond
   liability                                                                       (115%), Global Strategic Income (142%), Emerging
                                                                                   Markets Debt (791%), Tax Exempt Bond (16%),
                                                                                   New York Tax Exempt Bond (44%), and
                                                                                   California Bond (40%)


------------------------------------------------------------------------------------------------------------------------------------

-------------------
(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.



                                                               FUND DETAILS | 23

--------------------------------------------------------------------------------
Investments

This table discusses the customary types of investments which can be held by each fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.


--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The purchase of mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Synthetic variable rate instruments Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment.Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.


24 FUND DETAILS

--------------------------------------------------------------------------------
* Permitted (and if applicable, percentage limitation) percentage of total assets - bold percentage of net assets - italic

o Permitted, but not typically used + Permitted, but no current intention of use -- Not permitted

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Short Term
Global Strategic
Principal Types of Risk                                                              Bond           Bond
Income
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                             *             *
*
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                                *(1)          *
*
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                         *             *
o
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              * 25%         * 25%
o
                                                                                        Foreign       Foreign
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              * 25%         * 25%
*
                                                                                        Foreign
Foreign
------------------------------------------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,                   *             *
*
  natural event, political, prepayment, valuation
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,              *             *
*
  prepayment
------------------------------------------------------------------------------------------------------------------------------------
currency, extension, interest rate, leverage, liquidity, market, political,           * 33 1/3%     * 33 1/3%     *
33 1/3%
  prepayment
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment          *             *
*
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                   *             *
*
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation        *             *
*
------------------------------------------------------------------------------------------------------------------------------------
credit                                                                                *             *
*
------------------------------------------------------------------------------------------------------------------------------------
credit                                                                                *(3)          *(3)
*(3)
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                    *             *
*
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                          *             *
*
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, leverage, liquidity, market                                    --            --
--
------------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                               o             o
--
------------------------------------------------------------------------------------------------------------------------------------
interest rate                                                                         *             *
*
------------------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              *             *
*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                    Emerging Markets     Tax
Exempt
Principal Types of Risk                                                             Debt
Bond
------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                           o
o
------------------------------------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                              *                    o
Domestic

Only
------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                       o
*
------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation            *
--

------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation            *
--

-----------------------------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,                 +
+
  natural event, political, prepayment, valuation
------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,            o
--
  prepayment
------------------------------------------------------------------------------------------------------------------------
currency, extension, interest rate, leverage, liquidity, market, political,         --
--
  prepayment
------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment        *
--
------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                 *
*
------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation      --
--
------------------------------------------------------------------------------------------------------------------------
credit                                                                              *
o
------------------------------------------------------------------------------------------------------------------------
credit                                                                              *(3)
o(3)
------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                  *
--
------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                        *
*
------------------------------------------------------------------------------------------------------------------------
credit, interest rate, leverage, liquidity, market                                  --
*
------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                             --
*(2)
------------------------------------------------------------------------------------------------------------------------
interest rate                                                                       *
*
------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation            *
*
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                      New York Tax
Principal Types of Risk                                                               Exempt Bond
California Bond
----------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                             o
o
----------------------------------------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                                o Domestic           o
Domestic
                                                                                        Only                 Only
----------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                         *                    *
----------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              --                   --

----------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              --                   --

----------------------------------------------------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity, market,                   +                    +
  natural event, political, prepayment, valuation
----------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,              --                   --
  prepayment
----------------------------------------------------------------------------------------------------------------------------
currency, extension, interest rate, leverage, liquidity, market, political,           --                   --
  prepayment
----------------------------------------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment          --                   --
----------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                                   *                    *
----------------------------------------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation        --
--
----------------------------------------------------------------------------------------------------------------------------
credit                                                                                o
o
----------------------------------------------------------------------------------------------------------------------------
credit                                                                                o(3)
o(3)
----------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                    --
--
----------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                          --                   --
----------------------------------------------------------------------------------------------------------------------------
credit, interest rate, leverage, liquidity, market                                    *                    *
----------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                               *(2)                 *(2)
----------------------------------------------------------------------------------------------------------------------------
interest rate                                                                         *                    *
----------------------------------------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation              *                    *
----------------------------------------------------------------------------------------------------------------------------

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.

(2) At least 65% of assets must be in tax exempt securities (for New York Tax Exempt Bond and California Bond funds, the 65% must be in New York or California municipal securities, respectively).

(3) All forms of borrowing (including securities lending and reverse repurchase agreements) in the aggregate may not exceed 33 1/3 of the fund's total assets.


                                                               FUND DETAILS | 25

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN SHORT TERM BOND FUND

Per-share data    For periods ended
------------------------------------------------------------------------------------------------------------------------------------
                                                             10/31/94    10/31/95    10/31/96     10/31/97
10/31/98     4/30/99

(unaudited)
Net asset value, beginning of period ($)                       9.99        9.60         9.84        9.86
9.85        9.98
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                     0.45        0.57         0.53        0.58
0.56        0.26
 Net realized and unrealized gain (loss)
  on investment and foreign currency contracts
  and transactions ($)                                        (0.39)       0.24         0.02       (0.01)
0.13       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                           0.06        0.81         0.55        0.57
0.69        0.17
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                    (0.45)      (0.57)       (0.53)      (0.58)
(0.56)      (0.26)
 Net realized gain ($)                                           --          --           --          --
--       (0.05)
Total distributions to shareholders ($)                       (0.45)      (0.57)       (0.53)      (0.58)
(0.56)      (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             9.60        9.84         9.86        9.85
9.98        9.84
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                               0.61        8.70         5.77        5.98
7.24       1.691
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                       6,008      10,330        8,207      14,519
30,984      39,350
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                               0.69        0.67         0.62        0.50
0.50       0.542
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                      4.49        5.88         5.42        5.94
5.66       5.552
------------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (%)                             2.05        1.48         1.61        1.38
0.98       0.812
------------------------------------------------------------------------------------------------------------------------------------


(1) Not annualized. (2) Annualized.


26 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN BOND FUND


Per-share data    For periods ended
------------------------------------------------------------------------------------------------------------------------------------
                                                             10/31/94    10/31/95    10/31/96     10/31/97
10/31/98     4/30/99

(unaudited)
Net asset value, beginning of period ($)                      11.00        9.64        10.41       10.30
10.42       10.59
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                     0.55        0.64         0.62        0.66
0.65        0.30
 Net realized and unrealized gain (loss)
  on investment and foreign currency contracts
  and transactions ($)                                        (0.91)       0.77       (0.11)        0.18
0.17       (0.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                          (0.36)       1.41         0.51        0.84
0.82        0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                    (0.55)      (0.64)       (0.62)      (0.65)
(0.65)      (0.30)
 Net realized gain ($)                                        (0.45)         --           --       (0.07)
--       (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                       (1.00)      (0.64)       (0.62)      (0.72)
(0.65)      (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             9.64       10.41        10.30       10.42
10.59       10.26
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                              (3.50)      15.10         5.13        8.58
8.06       0.801
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     112,049     143,004      149,207     169,233
216,285     206,197
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
Net expenses (%)                                               0.78        0.69         0.66        0.68
0.66        0.69(2)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                      5.43        6.40         6.08        6.41
6.14        5.79(2)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (%)                             0.79        0.69         0.66        0.68
0.66        0.69(2)
------------------------------------------------------------------------------------------------------------------------------------

(1)  Not annualized.
(2)  Annualized.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

Per-share data    For periods ended
------------------------------------------------------------------------------------------------------------------------------------

10/31/98(1)                          4/30/99

(unaudited)
Net asset value, beginning of period ($)
10.21                              9.77
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)
0.70                              0.31
 Net realized and unrealized loss
  on investment and foreign currency transactions
  and translations ($)
(0.49)                             0.10
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)
0.21                              0.41
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)
(0.63)                            (0.28)
 Return of capital
(0.02)                               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)
(0.65)                            (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)
9.77                              9.90
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)
1.97(2)                           4.23
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)
10,166                            10,153
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
Net expenses (%)
1.00(3)                           1.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)
6.24(3)                           6.27
------------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (%)
1.89(3)                           1.57
------------------------------------------------------------------------------------------------------------------------------------

(1) The fund commenced operations on 11/5/97. (2) Not annualized.
(3)  Annualized.


                                                               FUND DETAILS | 27

--------------------------------------------------------------------------------
J.P. MORGAN EMERGING MARKETS DEBT FUND

Per-share data    For fiscal periods ended December 31
--------------------------------------------------------------------------------
                                                              1997(1)      1998
Net asset value, beginning of period ($)                      10.00        9.76
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                     0.58        1.15
 Net realized and unrealized loss
  on investment and foreign currency ($)                      (0.05)      (2.64)
--------------------------------------------------------------------------------
Total from investment operations ($)                           0.53       (1.49)
--------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                    (0.58)      (0.81)
 Excess of net investment income ($)                          (0.02)      (0.16)
 Net realized gain ($)                                        (0.17)         --
--------------------------------------------------------------------------------
Total distributions to shareholders ($)                       (0.77)      (0.97)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                             9.76        7.30
--------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                               5.47(2)   (15.93)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                       11,978     19,313
--------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                               1.25(3)     1.25
--------------------------------------------------------------------------------
Net investment income (%)                                      9.71(3)    10.05
--------------------------------------------------------------------------------
Expenses without reimbursement (%)                             2.40(3)     2.09
--------------------------------------------------------------------------------

(1)  The fund commenced operations on 4/17/97.
(2)  Not annualized.
(3)  Annualized.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN TAX EXEMPT BOND FUND

Per-share data    For periods ended
------------------------------------------------------------------------------------------------------------------------------------
                                                             8/31/94     8/31/95      8/31/96    8/31/97
8/31/98     2/28/99

(unaudited)
Net asset value, beginning of period ($)                      12.04       11.45        11.73      11.63
11.85       12.15
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                     0.51        0.55         0.55       0.55
0.54        0.26
 Net realized and unrealized gain (loss)
  on investment ($)                                           (0.35)       0.29        (0.08)      0.24
0.30        0.02
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                           0.16        0.84         0.47       0.79
0.84        0.28
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                    (0.51)      (0.55)       (0.55)     (0.55)
(0.54)      (0.26)
 Net realized gain ($)                                        (0.24)      (0.01)       (0.02)     (0.02)
(0.00)(1)   (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                       (0.75)      (0.56)       (0.57)     (0.57)
(0.54)      (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                            11.45       11.73        11.63      11.85
12.15       12.15
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                               1.35        7.63         4.01       6.95
7.21        2.29(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     392,460     352,005      369,987    401,007
439,225     463,097
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                               0.71        0.71         0.64       0.64
0.64        0.67(3)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                      4.39        4.87         4.67       4.67
4.44        4.23(3)
------------------------------------------------------------------------------------------------------------------------------------


(1)  Less than $0.01 per share.
(2)  Not annualized.
(3)  Annualized.

28 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN NEW YORK TAX EXEMPT BOND FUND

Per-share data    For fiscal periods ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                               1995(1)      1996        1997         1998        1999
Net asset value, beginning of period ($)                       10.00       10.11        10.34       10.28
10.62
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                      0.40        0.46         0.46        0.46
0.42
 Net realized and unrealized gain (loss)
  on investment ($)                                             0.11        0.26        (0.03)       0.40
0.14
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            0.51        0.72         0.43        0.86
0.56
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                     (0.40)      (0.46)       (0.46)      (0.46)
(0.42)
 Net realized gain ($)                                            --       (0.03)       (0.03)      (0.06)
(0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                        (0.40)      (0.49)       (0.49)      (0.52)
(0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             10.11       10.34        10.28       10.62
10.66
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                5.26(2)     7.16         4.19        8.49
5.39
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                       38,137      50,523       56,198      85,161
119,152
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                                0.75(3)     0.75         0.75        0.71
0.70
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                       4.31(3)     4.43         4.44        4.33
3.95
------------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (%)                              0.97(3)     0.79         0.81        0.77
0.74
------------------------------------------------------------------------------------------------------------------------------------


(1) The fund commenced operations on 4/11/94. (2) Not annualized.
(3)  Annualized.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN CALIFORNIA BOND FUND

Per-share data    For fiscal periods ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                               1997(1)                 1998
1999
Net asset value, beginning of period ($)                       10.00                  10.04                   10.35
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                      0.01                   0.41                    0.40
 Net realized and unrealized gain (loss)
  on investment ($)                                             0.04                   0.31                    0.26
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            0.05                   0.72                    0.66
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                     (0.01)                 (0.41)                  (0.40)
 Net realized gain ($)                                            --                     --                   (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                        (0.01)                 (0.41)                  (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             10.04                  10.35                   10.57
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                0.51(2)                7.20                    6.43
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          302                  5,811                  17,391
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                                0.62(3)                0.65                    0.65
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                       4.52(3)                3.94                    3.76
------------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (%)                              1.17(3)                1.00                    0.87
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            40                     44                      40
------------------------------------------------------------------------------------------------------------------------------------


(1)  The fund commenced operations on 4/21/97.
(2)  Not annualized.
(3)  Annualized.

                                                               FUND DETAILS | 29

--------------------------------------------------------------------------------
FOR MORE INFORMATION

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI)
Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
Telephone: 1-800-521-5411

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Short Term Bond Fund ......................  811-07340 and 033-54632
J.P. Morgan Bond Fund .................................  811-07340 and 033-54632
J.P. Morgan Global Strategic Income Fund ..............  811-07340 and 033-54632
J.P. Morgan Emerging Markets Debt Fund ................  811-07340 and 033-54632
J.P. Morgan Tax Exempt Bond Fund ......................  811-07340 and 033-54632
J.P. Morgan New York Tax Exempt Bond Fund .............  811-07340 and 033-54632
J.P. Morgan California Bond Fund ......................  811-07795 and 333-11125


J.P. MORGAN FUNDS AND THE MORGAN TRADITION
The J.P. Morgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Funds

Advisor                                          Distributor
J.P. Morgan Investment Management Inc.           Funds Distributor, Inc.
522 Fifth Avenue                                 60 State Street
New York, NY 10036                               Boston, MA 02109
1-800-521-5411                                   1-800-221-7930

                                                                          IM0379

AUGUST 2, 1999 | PROSPECTUS
--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL
FIXED INCOME FUNDS


Short Term Bond Fund

Bond Fund

Global Strategic Income Fund

Tax Exempt Bond Fund

New York Tax Exempt Bond Fund

California Bond Fund

------------------------------------
Seeking high total return or current
income by investing primarily in
fixed income securities.


This prospectus contains essential information for anyone investing in these funds.

Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate.

It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.


JPMorgan

CONTENTS
--------------------------------------------------------------------------------
 2 | Each fund's goal, investment approach, risks, expenses, and performance

J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS
J.P. Morgan Institutional Short Term Bond Fund ..............   2
J.P. Morgan Institutional Bond Fund .........................   4
J.P. Morgan Institutional Global Strategic Income Fund ......   6
J.P. Morgan Institutional Tax Exempt Bond Fund ..............   8
J.P. Morgan Institutional New York Tax Exempt Bond Fund .....  10
J.P. Morgan Institutional California Bond Fund ..............  12


14 | Principles and techniques common
     to the funds in this prospectus

FIXED INCOME MANAGEMENT APPROACH
J.P. Morgan .................................................  14
J.P. Morgan Institutional fixed income funds ................  14
The spectrum of fixed income funds ..........................  14
Who may want to invest ......................................  14
Fixed income investment process .............................  15


16 | Investing in the J.P. Morgan
     Institutional Fixed Income funds

YOUR INVESTMENT
Investing through a financial professional ..................  16
Investing through an employer-sponsored retirement plan .....  16
Investing through an IRA or rollover IRA ....................  16
Investing directly ..........................................  16
Opening your account ........................................  16
Adding to your account ......................................  16
Selling shares ..............................................  17
Account and transaction policies ............................  17
Dividends and distributions .................................  18
Tax considerations ..........................................  18

19 | More about risk and the funds'
     business operations

FUND DETAILS
Business structure ..........................................  19
Management and administration ...............................  19
Risk and reward elements ....................................  20
Investments .................................................  22
Financial highlights ........................................  24

FOR MORE INFORMATION                                   back cover

J.P. MORGAN INSTITUTIONAL
SHORT TERM BOND FUND                                      | TICKER SYMBOL: JMSBX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND)

[GRAPHIC OMITTED]  RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]  GOAL
The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]  INVESTMENT APPROACH
The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. For a description of duration, please see fixed income investment process on page 15.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 15.


Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $20 billion using similar strategies as the fund.


The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, William G. Tennille, vice president, who joined the team in January 1994 and has been at J.P. Morgan since 1992 and Augustus Cheh, vice president, who has been a fixed income portfolio manager and analyst since joining J.P. Morgan in 1994.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goal.

o    The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Short Term Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 5 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                       1994         1995        1996         1997        1998

20%
                                    10.80
10%
                       0.36                     5.10         6.40        7.04
0%

[_] J.P. Morgan Institutional Short Term Bond Fund


The fund's year-to-date total return as of 6/30/99 is 0.73%.

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.36% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.47% (for the quarter ended 3/31/94).


Average annual total return                     Shows performance over time, for periods ended December 31, 1998
----------------------------------------------------------------------------------------------------------------
                                                                     Past 1 yr.   Past 5 yrs.   Life of fund(1)

J.P. Morgan Institutional Short Term Bond Fund (after expenses)         7.04         5.89           5.68
----------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index (no expenses)                     7.00         5.99           5.86
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.25

Marketing (12b-1) fees                                          none

Other expenses(4)                                               0.39
--------------------------------------------------------------------
Total annual fund
operating expenses(4)                                           0.64
--------------------------------------------------------------------


Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                  1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                       65         205          357         798
--------------------------------------------------------------------------------

(1) The fund commenced operations on 9/13/93. For the period 7/31/93 through 9/30/93, returns reflect performance of the Pierpont Short Term Bond Fund.
(2)  The fund's fiscal year end is 10/31.
(3) The fund has a master/feeder structure as described on page 19. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.05% and 0.30%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                              J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND | 3

J.P. MORGAN INSTITUTIONAL BOND FUND                       | TICKER SYMBOL: JMIBX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                           (J.P. MORGAN INSTITUTIONAL BOND FUND)

[GRAPHIC OMITTED]  RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]  GOAL
The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]  INVESTMENT APPROACH
The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Brothers Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 15.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15.


To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund may use futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.



PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $25 billion using similar strategies as the fund.


The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984, and John Snyder, vice president, who has been at J.P. Morgan since 1993. Mr. Tennille and Ms. Plaehn have been on the team since January 1994. Mr. Snyder has been a fixed income portfolio manager since joining J.P. Morgan.

--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goal.

o    The fund does not represent a complete investment program.


4 | J.P. MORGAN INSTITUTIONAL BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Salomon Brothers Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

-----------------------------------------------------------------------------------------------------------------------------
Year-by-year total return (%)         Shows changes in returns by calendar year(1,2)

         1989        1990        1991         1992        1993         1994        1995         1996
1997        1998

 20%
                                                                                   18.42
         10.23       10.09       13.45
 10%
                                              6.53        9.88
9.29        7.54
                                                                                                3.30
  0%

                                                                       (2.68)
(10%)

[_} J.P. Morgan Institutional Bond Fund


The fund's year-to-date total return as of 6/30/99 is (1.74%).

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.30% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.38% (for the quarter ended 3/31/94).


Average annual total return (%)      Shows performance over time, for periods ended December 31, 1998
-------------------------------------------------------------------------------------------------------------------------
                                                                        Past 1 yr.        Past 5 yrs.     Past 10
yrs.(1)

J.P. Morgan Institutional Bond Fund (after expenses)                       7.54              6.95
8.48
-------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Broad Investment Grade Bond Index (no expenses)           8.72              7.30
9.31
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.30

Marketing (12b-1) fees                                          none

Other expenses(4)                                               0.22
--------------------------------------------------------------------
Total annual fund
operating expenses(4)                                           0.52
--------------------------------------------------------------------


Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                    1 yr.       3 yrs.      5 yrs.      10 yrs.
Your cost($)                         53          167          291         653
--------------------------------------------------------------------------------


(1) The fund commenced operations on 7/26/93. Returns for the period 3/31/88 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor, which commenced operations on 3/11/88.
(2)  The fund's fiscal year end is 10/31.
(3) The fund has a master/feeder structure as described on page 19. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.



                                         J.P. MORGAN INSTITUTIONAL BOND FUND | 5

J.P. MORGAN INSTITUTIONAL
GLOBAL STRATEGIC INCOME FUND                              | TICKER SYMBOL: JPIGX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                        (J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND)

[GRAPHIC OMITTED]  RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]  GOAL
The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]  INVESTMENT APPROACH
The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank), that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). For a description of duration, please see fixed income investment process on page 15. At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).


The management team uses the process described on page 15, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The fund's share price and total return vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.


An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

MODEL SECTOR ALLOCATION

9% international
non-dollar
(range 0-25%)

35% public/private
mortgages
(range 20-45%)

13% public/private
corporates
(range 5-25%)

16% emerging
markets
(range 0-25%)

27% high yield
corporates
(range 17-37%)


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $3 billion using similar strategies as the fund.

The portfolio management team is led by Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities. He has been on the team since the fund's inception.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goal.

o    The fund does not represent a complete investment program.


6 | J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)


The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Global Strategic Income Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Lehman Brothers Aggregate Bond Index. This is a widely recognized, unmanaged index used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


--------------------------------------------------------------------------------
Total return (%)     Shows changes in returns by calendar year(1,2)
                  1998

20%


10%

                  2.59
0%


[_] J.P. Morgan Institutional Global Strategic Income Fund


The fund's year-to-date total return as of 6/30/99 is 0.01%.

For the period covered by this total return chart, the fund's highest quarterly return was 3.13% (for the quarter ended 3/31/98); and the lowest quarterly return was -1.45% (for the quarter ended 9/30/98).



Average annual total return                       Shows performance over time, for periods ended December 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                                              Past 1 yr.      Life of fund(1)

J.P. Morgan Institutional Global Strategic Income Fund (after expenses)          2.59               7.00
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (no expenses)                               8.67              10.91
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.45

Marketing (12b-1) fees                                          none

Other expenses(4)                                               0.38
--------------------------------------------------------------------
Total annual fund
operating expenses(4)                                           0.83
--------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                    1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                         85         265         460         1,025
--------------------------------------------------------------------------------

(1) The fund commenced operations on 3/14/97 and performance is calculated as of 3/31/97.
(2)  The fund's fiscal year is 10/31.
(3) The fund has a master/feeder structure as described on page 19. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.65%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                      J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND | 7

J.P. MORGAN INSTITUTIONAL
TAX EXEMPT BOND FUND                                      | TICKER SYMBOL: JITBX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED]  RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]  GOAL
The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]  INVESTMENT APPROACH
The fund invests primarily in high quality municipal securities that it believes have the potential to provide current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 15.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.



PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $5 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in May 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goal.

o    The fund does not represent a complete investment program.


8 | J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)           Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------------------------------------------------------
             1989        1990        1991         1992        1993         1994        1995         1996
1997        1998

 20%

                                                                                       13.50
                                     10.92
 10%
             8.25                                             9.58
                         6.87                     7.47                                                          7.58

3.71                    5.65
  0%

                                                                          (2.53)

(10%)


[_] J.P. Morgan Institutional Tax Exempt Bond Fund


The fund's year-to-date total return as of 6/30/99 is (1.24%).

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.16% (for the quarter ended 3/31/95); and the lowest quarterly return was -3.08% (for the quarter ended 3/31/94).



Average annual total return (%)                  Shows performance over time, for periods ended December 31, 1998
-----------------------------------------------------------------------------------------------------------------
                                                                  Past 1 yr.    Past 5 yrs.     Past 10 yrs.(1)

J.P. Morgan Institutional Tax Exempt Bond Fund (after expenses)      5.65           5.45              7.02
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)         6.25           5.86              N/A
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.30

Marketing (12b-1) fees                                          none

Other expenses(4)                                               0.28
--------------------------------------------------------------------
Total annual fund
operating expenses(4)                                           0.58
--------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                 1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                      59         186          324         726
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. For the period 1/1/88 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund, which commenced operations on 10/3/84.
(2)  The fund's fiscal year end is 8/31.
(3) The fund has a master/feeder structure as described on page 19. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                              J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND | 9

J.P. MORGAN INSTITUTIONAL NEW YORK
TAX EXEMPT BOND FUND                                      | TICKER SYMBOL: JPNTX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                       (J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND)

[GRAPHIC OMITTED]  RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]  GOAL
The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]  INVESTMENT APPROACH
The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York State and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.



PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $5 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goal.

o    The fund does not represent a complete investment program.


10 | J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional New York Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 4 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                                1995         1996        1997         1998

20%

                                13.28
10%
                                                         7.68
                                             4.21                    5.61
0%

[_] J.P. Morgan Institutional New York Tax Exempt Bond Fund


The fund's year-to-date total return as of 6/30/99 is (1.26%).

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.86% (for the quarter ended 3/31/95) and the lowest quarterly return was -0.59% (for the quarter ended 3/31/96).



Average annual total return (%)                   Shows performance over time, for periods ended December 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                                              Past 1 yr.        Life of fund(1)

J.P. Morgan Institutional New York Tax Exempt Bond Fund (after expenses)         5.61                 6.63
------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                     6.25                 7.07
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                   0.30

Marketing (12b-1) fees                                            none

Other expenses(4)                                                 0.28
----------------------------------------------------------------------
Total annual fund
operating expenses(4)                                             0.58
----------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                  1 yr.       3 yrs.      5 yrs.      10 yrs.
Your cost($)                       59          186         324          726
--------------------------------------------------------------------------------

(1) The fund commenced operations on 4/11/94, and returns reflect performance of the fund from 4/30/94.
(2)  The fund's fiscal year end is 3/31.
(3) The fund has a master/feeder structure as described on page 19. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                    J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND | 11

J.P. MORGAN INSTITUTIONAL
CALIFORNIA BOND FUND                                      | TICKER SYMBOL: JPICX
--------------------------------------------------------------------------------
                                            REGISTRANT: J.P. MORGAN SERIES TRUST
                        (J.P. MORGAN CALIFORNIA BOND FUND: INSTITUTIONAL SHARES)

[GRAPHIC OMITTED]  RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 20-23.

[GRAPHIC OMITTED]  GOAL
The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]  INVESTMENT APPROACH
The fund invests primarily in California municipal securities that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.



PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $340 billion, including more than $5 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in June of 1997 and has been at J.P. Morgan since 1987, and Benjamin Thompson, vice president, who joined the team in June of 1999. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.


--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o    There is no assurance that the fund will meet its investment goal.

o    The fund does not represent a complete investment program.


12 | J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional California Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 2 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
                       1997             1998

 10%
                       7.72             5.60
 5%

 0%

(5%)


[_] J.P. Morgan California Bond Fund: Institutional Shares


The fund's year-to-date total return as of 6/30/99 is (1.17%).

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.44% (for the quarter ended 9/30/98) and the lowest quarterly return was -0.34% (for the quarter ended 3/31/97).


Average annual total return (%)                 Shows performance over time, for period ended December 31, 1998
---------------------------------------------------------------------------------------------------------------
                                                                              Past 1 yr.      Life of fund(1)

J.P. Morgan California Bond Fund: Institutional Shares (after expenses)           5.60             6.66
---------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)                      6.25             7.11
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.30

Marketing (12b-1) fees                                          none

Other expenses(4)                                               0.42
--------------------------------------------------------------------
Total annual fund
operating expenses(4)                                           0.72
--------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                  1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                       74         230          401         894
--------------------------------------------------------------------------------

(1) The fund commenced operations on 12/23/96, and returns reflect performance of the fund from 12/31/96.
(2)  The fund's fiscal year end is 4/30.
(3) This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                             J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND | 13

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------
J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $340 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS
These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.

THE SPECTRUM OF FIXED INCOME FUNDS
The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

o the types of securities they hold

o the tax status of the income they offer

o the relative emphasis on current income versus total return


Potential risk and return

 R
 e   ---------------------------------------------------------------------------
 t   Global Strategic Income Fund ------------------------------------------ o
 u                                                                           |
 r                                                                           |
 n   New York Tax Exempt Bond Fund* --------------------------- o            |
     California Bond Fund*                                      |            |
(a                                                              |            |
 f                                                              |            |
 t   Tax Exempt Bond Fund* --------------------------- o        |            |
 e                                                     |        |            |
 r                                                     |        |            |
     Bond Fund ------------------------------- o       |        |            |
 t                                             |       |        |            |
 a                                             |       |        |            |
 x   Short Term Bond Fund ------------ o       |       |        |            |
 e                                     |       |       |        |            |
 s)                                    |       |       |        |            |
     ---------------------------------------------------------------------------
                                       Risk


The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.

WHO MAY WANT TO INVEST

The funds are designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

o with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

o with regard to the state-specific funds, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York or California

The funds are not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal

o with regard to the Global Strategic Income Fund, are not prepared to accept a higher degree of risk than most traditional bond funds

o with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA


14 | FIXED INCOME MANAGEMENT APPROACH

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENT PROCESS
J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the funds to limit exposure to concentrated sources of risk.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


[GRAPHIC OMITTED]
The funds invest across a range of
different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which a fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


[GRAPHIC OMITTED]
Each fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to each fund's goal and strategy.


[GRAPHIC OMITTED]
J.P. Morgan uses a disciplined process
to control each fund's sensitivity
to interest rates

Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. Each fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the funds and make tactical adjustments as necessary.

                                           FIXED INCOME MANAGEMENT APPROACH | 15

YOUR INVESTMENT
--------------------------------------------------------------------------------
For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments is $5,000,000 for the Short Term Bond, Bond, Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds and $1,000,000 for the Global Strategic Income Fund and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

Morgan Guaranty Trust Company of New York-Delaware
Routing number: 031-100-238
Credit: J.P. Morgan Institutional Funds
Account number: 001-57-689
FFC: your account number, name of registered owner(s) and fund name

By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

By exchange

o    Call the Shareholder Services Agent to effect an exchange.


ADDING TO YOUR ACCOUNT

By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

By exchange

o    Call the Shareholder Services Agent to effect an exchange.


16 | YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

By exchange

o    Call the Shareholder Services Agent to effect an exchange.

Redemption In Kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

--------------------------------------------------------------------------------
   Shareholder Services Agent
   J.P. Morgan Funds Services
   522 Fifth Avenue
   New York, NY 10036
   1-800-766-7722

   Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                            YOUR INVESTMENT | 17

--------------------------------------------------------------------------------
Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS
In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                           Tax status

Income dividends from the             Exempt from federal, state,
New York Tax Exempt Bond              and New York City personal
Fund                                  income taxes for New York
                                      residents only

Income dividends from the             Exempt from federal and state
California Bond Fund                  personal income taxes for
                                      California residents only

Income dividends from the             Exempt from federal personal
Tax Exempt Bond Fund                  income taxes

Income dividends from                 Ordinary income
all other funds

Short-term capital gains              Ordinary income
distributions

Long-term capital gains               Capital gains
distributions

Sales or exchanges of                 Capital gains or
shares owned for more                 losses
than one year

Sales or exchanges of                 Gains are treated as ordinary
shares owned for one year             income; losses are subject
or less                               to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


18 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------
BUSINESS STRUCTURE

As noted earlier, each fund (except the California Bond Fund) is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                        Percentage of the master
                                         portfolio's average net assets

Short Term Bond                                     0.25%

Bond                                                0.30%

Global Strategic Income                             0.45%

Tax Exempt Bond                                     0.30%

New York Tax Exempt Bond                            0.30%

Administrative services                  Master portfolio's and fund's pro-
(fee shared with Funds                   rata portions of 0.09% of the
Distributor, Inc.)                       first $7 billion in J.P. Morgan-
                                         advised portfolios, plus 0.04% of
                                         average net assets over $7 billion


Shareholder services                     0.10% of each fund's average
                                         net assets
--------------------------------------------------------------------------------
The California Bond Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services                    0.30% of the fund's average
                                     net assets

Administrative services              Fund's pro-rata portion of 0.09%
(fee shared with                     of the first $7 billion of average
Funds Distributor, Inc.)             net assets in J.P. Morgan-advised
                                     portfolios, plus 0.04% of average
                                     assets over $7 billion

Shareholder services                 0.10% of the fund's average
                                     net assets
--------------------------------------------------------------------------------
J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.

YEAR 2000

Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the funds' other service providers and other entities with computer systems linked to the funds do not properly process and calculate the date January 1, 2000 and dates thereafter. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the funds are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the funds will decline. While the funds cannot predict at this time the degree of impact, it is possible that foreign markets will be less prepared than those in the U.S.

                                                               FUND DETAILS | 19

--------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                          Potential rewards                      Policies to balance risk and
reward
------------------------------------------------------------------------------------------------------------------------------------
Market conditions
o  Each fund's share price, yield,       o  Bonds have generally                o  Under normal circumstances the funds plan to
   and total return will fluctuate          outperformed money market              remain fully invested in bonds and other fixed
   in response to bond market               investments over the long term,        income securities as noted in the table on pages
   movements                                with less risk than stocks
22-23

o  The value of most bonds will          o  Most bonds will rise in value       o  The funds seek to limit risk and enhance total
   fall when interest rates rise;           when interest rates fall               return or yields through careful management,
   the longer a bond's maturity and                                                sector allocation, individual securities
   the lower its credit quality,         o  Mortgage-backed and asset-backed       selection, and duration management
   the more its value typically             securities can offer attractive
   falls                                    returns                             o  During severe market downturns, the funds have
                                                                                   the option of investing up to 100% of assets in
o  Adverse market conditions may                                                   investment-grade short-term securities
   from time to time cause a fund
   to take temporary defensive                                                  o  J.P. Morgan monitors interest rate trends, as
   positions that are inconsistent                                                 well as geographic and demographic information
   with its principal investment                                                   related to mortgage-backed securities and
   strategies and may hinder a fund                                                mortgage prepayments
   from achieving its investment
   objective

o  Mortgage-backed and asset-backed
   securities (securities
   representing an interest in, or
   secured by, a pool of mortgages
   or other assets such as
   receivables) could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later
   than anticipated
------------------------------------------------------------------------------------------------------------------------------------
Credit quality

o  The default of an issuer would        o  Investment-grade bonds have a       o  Each fund maintains its own policies for
   leave a fund with unpaid                 lower risk of default                  balancing credit quality against potential yields
   interest or principal                                                           and gains in light of its investment goals
                                         o  Junk bonds offer higher yields
o  Junk bonds (those rated BB/Ba or         and higher potential gains          o  J.P. Morgan develops its own ratings of unrated
   lower) have a higher risk of                                                    securities and makes a credit quality
   default, tend to be less liquid,                                                determination for unrated securities
   and may be more difficult to
   value
------------------------------------------------------------------------------------------------------------------------------------
Foreign investments

o  A fund could lose money because       o  Foreign bonds, which represent a    o  Foreign bonds are a primary investment only for
   of foreign government actions,           major portion of the world's           the Global Strategic Income fund and may be a
   political instability, or lack           fixed income securities, offer         significant investment for the Short Term Bond
   of adequate and accurate                 attractive potential performance       and Bond funds; the Tax Exempt Bond, New York Tax
   information                              and opportunities for                  Exempt Bond and California Bond funds are not
                                            diversification                        permitted to invest any assets in foreign bonds
o  Currency exchange rate movements
   could reduce gains or create          o  Favorable exchange rate             o  To the extent that a fund invests in foreign
   losses                                   movements could generate gains         bonds, it may manage the currency exposure of its
                                            or reduce losses                       foreign investments relative to its benchmark,
o  Currency and investment risks                                                   and may hedge a portion of its foreign currency
   tend to be higher in emerging         o  Emerging markets can offer             exposure into the U.S. dollar from time to time
   markets                                  higher returns                         (see also "Derivatives"); these currency
                                                                                   management techniques may not be available for
                                                                                   certain emerging markets investments
------------------------------------------------------------------------------------------------------------------------------------
When-issued and delayed
delivery securities

o  When a fund buys securities           o  A fund can take advantage of        o  Each fund uses segregated accounts to offset
   before issue or for delayed              attractive transaction                 leverage risk
   delivery, it could be exposed to         opportunities
   leverage risk if it does not use
   segregated accounts

20 | FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
Potential risks                          Potential rewards                      Policies to balance risk and
reward
------------------------------------------------------------------------------------------------------------------------------------
Management choices
o  A fund could underperform its         o  A fund could outperform its         o  J.P. Morgan focuses its active management on
   benchmark due to its sector,             benchmark due to these same            those areas where it believes its commitment to
   securities or duration choices           choices                                research can most enhance returns and manage
                                                                                   risks in a consistent way
------------------------------------------------------------------------------------------------------------------------------------
Derivatives


o  Derivatives such as futures,          o  Hedges that correlate well with     o  The funds use derivatives, such as futures,
   options, swaps and forward               underlying positions can reduce        options, swaps and forward foreign currency
   foreign currency contracts that          or eliminate losses at low cost        contracts for hedging and for risk management
   are used for hedging the                                                        (i.e., to adjust duration or yield curve
   portfolio or specific securities      o  A fund could make money and            exposure, or to establish or adjust exposure to
   may not fully offset the                 protect against losses if              particular securities, markets, or currencies);
   underlying positionso and this           management's analysis proves           risk management may include management of a
   could result in losses to the            correct                                fund's exposure relative to its benchmark; the
   fund that would not have                                                        Tax Exempt Bond, New York Tax Exempt Bond and
   otherwise occurred                    o  Derivatives that involve               California Bond funds are permitted to enter
                                            leverage could generate                into futures and options transactions, however,
o  Derivatives used for risk                substantial gains at low cost          these transactions result in taxable gains or
   management may not have the                                                     losses so it is expected that these funds will
   intended effects and may result                                                 utilize them infrequently; forward foreign
   in losses or missed                                                             currency contracts are not permitted to be used
   opportunities                                                                   by the Tax Exempt Bond, New York Tax Exempt
                                                                                   Bond and California Bond funds
o  The counterparty to a
   derivatives contract could                                                   o  The funds only establish hedges that they
   default                                                                         expect will be highly correlated with
                                                                                   underlying positions
o  Certain types of derivatives
   involve costs to the funds which                                             o  While the funds may use derivatives that
   can reduce returns                                                              incidentally involve leverage, they do not use
                                                                                   them for the specific purpose of leveraging
o  Derivatives that involve                                                        their portfolios
   leverage could magnify
   losses
------------------------------------------------------------------------------------------------------------------------------------
Securities
lending


o  When a fund lends a security,         o  A fund may enhance income           o  J.P. Morgan maintains a list of approved
   there is a risk that the loaned          through the investment of the          borrowers
   securities may not be returned           collateral received from the
   if the borrower defaults                 borrower                            o  The fund receives collateral equal to at least
                                                                                   100% of the current value of securities loaned
o  The collateral will be subject
   to the risks of the securities                                               o  The lending agents indemnify a fund against
   in which it is invested                                                         borrower default

                                                                                o  J.P. Morgan's collateral investment guidelines
                                                                                   limit the quality and duration of collateral
                                                                                   investment to minimize losses

                                                                                o  Upon recall, the borrower must return the
                                                                                   securities loaned within the normal settlement
                                                                                   period
------------------------------------------------------------------------------------------------------------------------------------
Illiquid
holdings

o  A fund could have difficulty          o  These holdings may offer more       o  No fund may invest more than 15% of net assets
   valuing these holdings precisely         attractive yields or potential         in illiquid holdings
                                            growth than comparable widely
o  A fund could be unable to sell           traded securities                   o  To maintain adequate liquidity to meet
   these holdings at the time or                                                   redemptions, each fund may hold
   price desired                                                                   investment-grade short-term securities
                                                                                   (including repurchase agreements and reverse
                                                                                   repurchase agreements) and, for temporary or
                                                                                   extraordinary purposes, may borrow from banks
                                                                                   up to 33 1/3% of the value of its total assets
------------------------------------------------------------------------------------------------------------------------------------
Short-term
trading


o  Increased trading would raise a       o  A fund could realize gains in a     o  The funds generally avoid short-term trading,
   fund's transaction costs                 short period of time                   except to take advantage of attractive or
                                                                                   unexpected opportunities or to meet demands
o  Increased short-term capital          o  A fund could protect against           generated by shareholder activity. The turnover
   gains distributions would raise          losses if a bond is overvalued         rate for each fund is its most recent fiscal year
   shareholders' income tax                 and its value later falls              end is as follows: Short Term Bond (381%), Bond
   liability                                                                       (115%), Global Strategic Income (142%), Tax
                                                                                   Exempt Bond (16%), New York Tax Exempt Bond
                                                                                   (44%), and California Bond (40%)




-------------------
(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 21

--------------------------------------------------------------------------------
Investments

This table discusses the customary types of investments which can be held by each fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.



--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The purchase of mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Synthetic variable rate instruments Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan Institutional fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


22  |  FUND DETAILS

* Permitted (and if applicable, percentage limitation) percentage of total assets - bold percentage of net assets - italic

o  Permitted, but not typically used
+  Permitted, but no current intention of use
-- Not permitted

Principal Types of Risk

                                                                Short                 Global      Tax       New York
                                                                Term                  Strategic   Exempt    Tax
Exempt    California
                                                                Bond        Bond      Income      Bond
Bond          Bond
credit, interest rate, market, prepayment                       *           *         *           o
o             o

credit, currency, liquidity, political                          *(1)        *(1)      o           oDomestic
oDomestic     oDomestic
                                                                                                   Only
Only          Only

credit, currency, interest rate, liquidity, market,
  political                                                     *           *         o           *
*             *

credit, currency, interest rate, liquidity, market,               25%         25%
  political, valuation                                          * Foreign   * Foreign o           --
--            --

credit, currency, interest rate, liquidity, market,               25%         25%
  political, valuation                                          * Foreign   * Foreign *           --
--            --

credit, environmental, extension, interest rate,
  liquidity, market, natural event, political,
  prepayment, valuation                                         *           *         *           +
+             +

credit, currency, extension, interest rate, leverage,
  market, political, prepayment                                 *           *         *           --
--            --

currency, extension, interest rate, leverage,
  liquidity, market, political, prepayment                      *33 1/3%    *33 1/3%  *33 1/3%    --
--            --

credit, currency, extension, interest rate,
  liquidity, political, prepayment                              *           *         *           --
--            --

credit, interest rate, liquidity, market, valuation             *           *         *           *
*             *

credit, interest rate, liquidity, market, natural
  event, prepayment, valuation                                  *           *         *           --
--            --

credit                                                          *           *         *           o
o             o

credit                                                          *(3)        *(3)      *(3)        O(3)
O(3)          O(3)

credit, currency, interest rate, market, political              *           *         *           --
--            --

credit, currency, interest rate, leverage, market,
  political                                                     *           *         *           *
--            --

credit, interest rate, leverage, liquidity, market              --          --        --          *
*             *

credit, interest rate, market, natural event,
  political                                                     o           o         --          *(2)
*(2)          *(2)

interest rate                                                   *           *         *           *
*             *

credit, currency, interest rate, liquidity, market,
  political, valuation                                          *           *         *           *
*             *

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.

(2) At least 65% of assets must be in tax exempt securities (for New York Tax Exempt Bond and California Bond funds, the 65% must be in New York or California municipal securities, respectively).

(3) All forms of borrowing (including securities lending and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.

                                                             FUND DETAILS  |  23

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND


Per-share data                                  For periods ended
-----------------------------------------------------------------------------------------------------------------------------------
                                                             10/31/94    10/31/95    10/31/96     10/31/97
10/31/98     4/30/99


(unaudited)
Net asset value, beginning of period ($)                       9.99        9.60         9.83        9.85
9.84        9.96
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                     0.47        0.58         0.55        0.61
0.59        0.27
 Net realized and unrealized gain (loss)
 on investment and foreign currency contracts
 and transactions($)                                          (0.39)       0.24         0.02       (0.01)
0.12       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                           0.08        0.82         0.57        0.60
0.71        0.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                    (0.47)      (0.59)       (0.55)      (0.61)
(0.59)      (0.27)
 Net realized gain ($)                                           --          --           --          --
--       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                       (0.47)      (0.59)       (0.55)      (0.61)
(0.59)      (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             9.60        9.83         9.85        9.84
9.96        9.83
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                               0.87        8.81         6.01        6.27
7.40        1.87(1)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      47,679      18,916       17,810      27,375
232,986     243,292
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                               0.45        0.45         0.37        0.25
0.25        0.27(2)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                      4.96        6.09         5.69        6.19
5.84        5.49(2)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                              0.78        0.67         1.37        0.96
0.62        0.52(2)
------------------------------------------------------------------------------------------------------------------------------------


(1)  Not annualized.
(2)  Annualized.

24 | FUND DETAILS

------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL BOND FUND


Per-share data                                  For periods ended
------------------------------------------------------------------------------------------------------------------------------------
                                                            10/31/94    10/31/95     10/31/96    10/31/97
10/31/98    4/30/99

(unaudited)
Net asset value, beginning of period ($)                      10.14        9.23         9.98        9.84
10.01       10.10
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                     0.55        0.63         0.61        0.65
0.64        0.29
 Net realized and unrealized gain (loss)
 on investment and foreign currency contracts
 and transactions ($)                                         (0.88)       0.75        (0.11)       0.18
0.15       (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                          (0.33)       1.38         0.50        0.83
0.79        0.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                    (0.55)      (0.63)       (0.61)      (0.64)
(0.63)      (0.29)
 Net realized gain ($)                                        (0.03)        .--        (0.03)      (0.02)
(0.07)      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                       (0.58)      (0.63)       (0.64)      (0.66)
(0.70)      (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             9.23        9.98         9.84       10.01
10.10        9.78
------------------------------------------------------------------------------------------------------------------------------------


Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                              (3.33)      15.50         5.21        8.78
8.18        0.94(1)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     253,174     438,610      836,066     912,054
1,001,411   1,099,383
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                               0.50        0.47         0.50        0.50
0.49        0.50(2)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                      6.00        6.62         6.28        6.59
6.32        5.99(2)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                              0.69        0.52         0.53        0.50
0.50        0.50(2)
------------------------------------------------------------------------------------------------------------------------------------



(1) Not annualized.
(2) Annualized.

------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
Per-share data                                  For periods ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               10/31/97(1)
10/31/98     4/30/99

(unaudited)
Net asset value, beginning of period ($)                                                           10.00
10.16         9.72
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                                                          0.46
0.75         0.31
 Net realized and unrealized gain (loss)
 on investment and foreign currency transactions ($)                                                0.15
(0.45)        0.12
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                                                                0.61
0.30         0.43
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                                                         (0.45)
(0.70)       (0.30)
 Net realized gain ($)                                                                                --
(0.02)          --
 Return of capital                                                                                    --
(0.02)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                                                            (0.45)
(0.74)       (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                                                                 10.16
9.72         9.85
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                                                   6.15(2)
2.91         4.45(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                                          105,051
223,700      265,865
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                                                                    0.65(3)
0.65         0.65(3)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                                                           7.12(3)
6.59         6.65(3)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                                                                   1.18(3)
0.83         0.78(3)
------------------------------------------------------------------------------------------------------------------------------------


(1)  The fund commenced operations on 3/17/97.
(2)  Not annualized.
(3)  Annualized.

                                                                FUND DETAILS| 25

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND

Per-share data              For periods ended
----------------------------------------------------------------------------------------------------------------------------------
                                                            8/31/94     8/31/95     8/31/96      8/31/97
8/31/98     2/28/99

(unaudited)
Net asset value, beginning of period ($)                     10.07        9.75        10.01        9.92
10.12       10.38
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                   0.48        0.49         0.48        0.48
0.47        0.23
  Net realized and unrealized gain (loss)
  on investment ($)                                          (0.32)       0.26        (0.07)       0.20
0.26        0.01
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                          0.16        0.75         0.41        0.68
0.73        0.24
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                  (0.48)      (0.49)       (0.48)      (0.48)
(0.47)      (0.23)
  Net realized gain ($)                                         --          --        (0.02)      (0.00)(1)
--       (0.00)(1)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                      (0.48)      (0.49)       (0.50)      (0.48)
(0.47)      (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                            9.75       10.01         9.92       10.12
10.38       10.39
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return (%)                                              1.61        8.00         4.13        7.06
7.37        2.34(2)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     16,415      59,867      121,131     201,614
316,594     399,656
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                              0.50        0.50         0.50        0.50
0.50        0.50(3)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                     4.70        5.09         4.82        4.83
4.58        4.41(3)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                             1.98        0.71         0.60        0.56
0.53        0.52(3)
------------------------------------------------------------------------------------------------------------------------------------

(1) Less than $0.01 per share.
(2) Not annualized.
(3) Annualized.


--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

Per-share data              For fiscal periods ended March 31
-----------------------------------------------------------------------------------------------------------------------
                                                             1995(1)      1996         1997        1998         1999
Net asset value, beginning of period ($)                     10.00       10.11        10.34       10.31        10.67
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                   0.42        0.49         0.48        0.48         0.45
  Net realized and unrealized gain (loss)
  on investment ($)                                           0.11        0.25        (0.02)       0.40         0.13
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                          0.53        0.74         0.46        0.88         0.58
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                  (0.42)      (0.49)       (0.48)      (0.48)       (0.45)
  Net realized gain ($)                                         --       (0.02)       (0.01)      (0.04)       (0.08)
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                      (0.42)      (0.51)       (0.49)      (0.52)       (0.53)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                           10.11       10.34        10.31       10.67        10.72
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return (%)                                              5.49(2)     7.40         4.54        8.64         5.51
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     20,621      47,926       90,792     111,418      204,986
-----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Net expenses (%)                                              0.50(3)     0.50         0.50        0.50         0.50
-----------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                     4.65(3)     4.67         4.70        4.54         4.15
-----------------------------------------------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                             1.05(3)     0.67         0.64        0.59         0.57
-----------------------------------------------------------------------------------------------------------------------

(1) The fund commenced operations on 4/11/94.
(2) Not annualized.
(3) Annualized.


26  |  FUND DETAILS

-----------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND


Per-share data    For fiscal periods ended April 30
-----------------------------------------------------------------------------------------------
                                                               1997(1)      1998         1999
Net asset value, beginning of period ($)                       10.00        9.90        10.20
-----------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ($)                                      0.16        0.42         0.41
 Net realized and unrealized gain (loss)
  on investment ($)                                            (0.10)       0.30         0.25
-----------------------------------------------------------------------------------------------
Total from investment operations ($)                            0.06        0.72         0.66
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income ($)                                     (0.16)      (0.42)       (0.41)
 Net realized gain ($)                                            --          --        (0.05)
-----------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                        (0.16)      (0.42)       (0.46)
-----------------------------------------------------------------------------------------------
Net asset value, end of period ($)                              9.90       10.20        10.40
-----------------------------------------------------------------------------------------------
Ratios and supplemental data
Total return (%)                                                0.56(2)     7.35         6.55
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                       14,793      46,280       64,102
-----------------------------------------------------------------------------------------------
Ratio to average net assets:
-----------------------------------------------------------------------------------------------
Net expenses (%)                                                0.45(3)     0.45         0.49
-----------------------------------------------------------------------------------------------
Net investment income (%)                                       4.43(3)     4.11         3.92
-----------------------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                               3.46(3)     0.79         0.71
-----------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            40          44           40
-----------------------------------------------------------------------------------------------


(1)  The fund commenced operations on 12/23/96.
(2)  Not annualized.
(3)  Annualized.

                                                             FUND DETAILS  |  27

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Short Term Bond Fund .............  811-07342 and
                                                                  033-54642

J.P. Morgan Institutional Bond Fund ........................  811-07342 and
                                                                  033-54642

J.P. Morgan Institutional Global Strategic Income Fund .....  811-07342 and
                                                                  033-54642

J.P. Morgan Institutional Tax Exempt Bond Fund .............  811-07342 and
                                                                  033-54642

J.P. Morgan Institutional New York Tax Exempt Bond Fund ....  811-07342 and
                                                                  033-54642

J.P. Morgan Institutional California Bond Fund .............  811-07795 and
                                                                  333-11125


J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                         Distributor
J.P. Morgan Investment Management, Inc.         Funds Distributor, Inc.
522 Fifth Avenue                                60 State Street
New York, NY 10036                              Boston, MA 02109
1-800-766-7722                                  1-800-221-7930


im0380

                            J.P. MORGAN SERIES TRUST





                        J.P. MORGAN CALIFORNIA BOND FUND



                       STATEMENT OF ADDITIONAL INFORMATION




                                 AUGUST 2, 1999


























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED AUGUST 2, 1999 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND LISTED ABOVE DATED APRIL 30, 1999. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN SERIES TRUST (800)221-7930.

                    Table of Contents


                                                    Page


General  . . . . . . . . . . . . . . . . . . .        1
Investment Objective and Policies . . . . . .         1
Investment Restrictions  . . . . . . . . . . .       22
Trustees and Officers  . . . . . . . . . . . .       24
Investment Advisor . . . . . . . . . . . . . .       28
Distributor  . . . . . . . . . . . . . . . . .       30
Co-Administrator . . . . . . . . . . . . . . .       31
Services Agent . . . . . . . . . . . . . . . .       31
Custodian and Transfer Agent . . . . . . . . .       32
Shareholder Servicing  . . . . . . . . . . . .       32
Financial Professionals . . . . . . . . . . . .      33
Independent Accountants  . . . . . . . . . . .       34
Expenses . . . . . . . . . . . . . . . . . . .       34
Purchase of Shares . . . . . . . . . . . . . .       34
Redemption of Shares . . . . . . . . . . . . .       35
Exchange of Shares . . . . . . . . . . . . . .       36
Dividends and Distributions  . . . . . . . . .       36
Net Asset Value  . . . . . . . . . . . . . . .       36
Performance Data . . . . . . . . . . . . . . .       37
Portfolio Transactions . . . . . . . . . . . .       39
Massachusetts Trust  . . . . . . . . . . . . .       41
Description of Shares  . . . . . . . . . . . .       41
Taxes  . . . . . . . . . . . . . . . . . . . .       42
Additional Information   . . . . . . . . . . .       45
Financial Statements . . . . . . . . . . . . .       46
Appendix A - Description of Security Ratings .      A-1
Appendix B - Additional Information Concerning
                   California Municipal Securities .B-1

GENERAL

         The J.P. Morgan California Bond Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Fund is a non-diversified, open-end management investment company. The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund (Select Shares and Institutional Shares).

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to provide a high after-tax total return for California residents consistent with moderate risk of capital. The Fund invests primarily in California Municipal Securities (defined below), the income from which is exempt from federal and California personal income taxes. It may also invest in other municipal securities that generate income exempt from federal income tax but not from California income tax. In addition, in order to maximize after tax total return, the Fund may invest in taxable debt obligations to the extent consistent with its objective.

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective.

         The Fund is designed for investors subject to federal and California personal income taxes who are seeking high after tax return but are not adverse to receiving some taxable income and gains. The Fund is not suitable for tax-deferred retirement or pension plans, including Individual Retirement Accounts (IRAs), 401(k) plans and 403(b) plans. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective.

         The Advisor actively manages the Fund's duration, the allocation of securities across market sectors and the selection of securities to maximize after tax total return. The Advisor adjusts the Fund's duration based upon fundamental economic and capital markets research and the Advisor's interest rate outlook. For example, if interest rates are expected to rise, the duration may be shortened to lessen the Fund's exposure to the expected decrease in bond prices. If interest rates are expected to remain stable, the Advisor may lengthen the duration in order to enhance the Fund's yield.

         Under normal market conditions, the Fund will have a duration of three to seven years, although the maturities of individual portfolio securities may vary widely. Duration measures the price sensitivity of the Fund's portfolio, including expected cash flow under a wide range of interest rate scenarios. A longer duration generally results in greater price volatility. As a result, when interest rates increase, the prices of longer duration securities increase more than the prices of comparable quality securities with a shorter duration.

         The Advisor also attempts to enhance after tax total return by allocating the Fund's assets among market sectors. Specific securities which the Advisor believes are undervalued are selected for purchase within sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk and the judgment of fixed income portfolio managers and analysts.

         The Fund may engage in short-term trading to the extent consistent with its objective. The annual portfolio turnover rate of the Fund is generally not expected to exceed 40%. Portfolio transactions may generate taxable capital gains and result in increased transaction costs.

         Under normal circumstances, the Fund invests at least 65% of its total assets in California municipal bonds. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Taxes".

Tax Exempt Obligations

         Since the Fund invests primarily in California Municipal Securities, its performance and the ability of California issuers to meet their obligations may be affected by economic, political, demographic or other conditions in California. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities of issuers in multiple states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their general fiscal conditions. Constitutional or statutory restrictions may limit a municipal issuer's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic or fiscal condition of the issuer or specific revenue source from whose revenues the payments will be made. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would probably reduce the market value and marketability of the Fund's portfolio securities.

         The Fund may invest in municipal securities of any maturity and type. These include both general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing authority and revenue bonds payable from specific revenue sources, but generally not backed by the issuer's taxing authority. In addition, the Fund may invest in all types of municipal notes, including tax, revenue and grant anticipation notes, municipal commercial paper, and municipal demand obligations such as variable rate demand notes and master demand obligations. There is no specific percentage limitation on these investments.

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         Municipal Notes. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Fund considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency.

         While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         Puts. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Non-Municipal Securities

         The Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies. The Fund may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Fund will purchase such securities only when the Advisor believes that they would enhance the after tax returns of a shareholder of the Fund in the highest federal and California income tax brackets. Under normal circumstances, the Fund's holdings of non-municipal securities and securities of municipal issuers outside California will not exceed 35% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the

         Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Money Market Instruments

         The  Fund  may  invest  in  money  market  instruments  to  the  extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total and are organized under the laws of the United States or any state, (ii) foreign branches of these banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Additional Investments

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, the Fund is permitted to lend securities in an amount up to 33 1/3% of the value of the Fund's total assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Variable Rate Instruments. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.

Quality and Diversification Requirements

         The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the Fund may invest in securities which are unrated, if in the Advisor's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment.

         The Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

         Below Investment Grade Debt. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Fund may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

         The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

         Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options Positions. The Fund intends to comply with Section 4.5 of the regulations under the Commodity
Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Although the Fund will not be commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so.
Such occurrences could result in losses to the Fund.

           The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


Special Factors Affecting the Fund

         The Fund intends to invest a high proportion of its assets in municipal obligations in California Municipal Securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

         The fiscal stability of California is related, at least in part, to the fiscal stability of its localities and authorities. Various California agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by California through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such California agencies, authorities and localities, in the past the State has had to provide special assistance, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The presence of such aid in the future should not be assumed. To the extent that California agencies and local governments require State assistance to meet their financial obligations, the ability of California to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is based on information from an official statement of California general obligation municipal obligations and does not purport to be complete.

Portfolio Turnover

         The Fund's expected portfolio turnover rate is set forth in the Fund's Prospectus. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


Fund -- For the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal years ended April 30, 1998 and April 30, 1999:
40%, 44% and 40%, respectively.


INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
         The Fund:

1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

2. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

3. May not borrow money, except to the extent permitted by applicable law;

4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

7. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     Non-Fundamental   Investment  Restrictions.   The  investment  restrictions
described below are not fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in another open-end registered investment company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission (the "SEC") or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The  Trustees  of  the  Trust,  their  business  addresses,   principal
occupations during the past five years and dates of birth are set forth below.

         FREDERICK S. ADDY - Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM G. BURNS - Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER - Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

     MATTHEW HEALEY1 - Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree

     Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI - Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Institutional Funds and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Fund.

     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.

-------------------------------- ------------------- ---------------------------
                                                     TOTAL TRUSTEE COMPENSATION
                                                     ACCRUED BY THE MASTER
                                                     PORTFOLIOS(*), J.P. MORGAN
                                 AGGREGATE TRUSTEE   FUNDS, J.P. MORGAN
                                 COMPENSATION        INSTITUTIONAL FUNDS AND THE
                                 PAID BY THE         TRUST DURING 1998(**)______
NAME OF TRUSTEE                  TRUST DURING 1998
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------


Frederick S. Addy, Trustee       $494                $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------


William G. Burns, Trustee        $494                $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------


Arthur C. Eschenlauer, Trustee   $494                $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------


Matthew Healey, Trustee(***),    $494                $75,000
  Chairman and Chief Executive
  Officer
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------

Michael P. Mallardi, Trustee     $494                $75,000
-------------------------------- ------------------- ---------------------------

(*) The J.P. Morgan Funds and J.P. Morgan Institutional Funds are each multi-series registered investment companies that are part of a two-tier (master-feeder) investment fund structure. Each series of the J.P. Morgan Funds and J.P. Morgan Institutional Funds is a feeder fund that invests all of its investable assets in one of 19 separate master portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser, 14 of which are registered investment companies.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, the J.P. Morgan Funds and the J.P. Morgan Institutional Funds) in the fund complex.

     (***) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.

     The Trustees decide upon matters of general policy and are responsible for overseeing the Trust's business affairs. The Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly the "Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust has agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.


         The aggregate fees paid to Pierpont Group, Inc. by the Fund for the period December 23, 1996 (commencement of operations) through April 30, 1997; and the fiscal years ended April 30, 1998 and April 30, 1999, were $90; $1,472 and $1,623, respectively.


Officers

         The Trust's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Chief Executive Officer receives no compensation in his capacity as an officer of the Trust. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY - Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS - Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY - Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY - Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.


     JOHN P. COVINO - Vice President and Assistant Treasurer. Vice President and Treasury Group Manger of Treasury Servicing and Administration of FDI. Prior to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. His date of birth is October 8, 1963.


     KAREN JACOPPO-WOOD - Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY - Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY - Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a Finance student at Stonehill College in North Easton, Massachusetts. Her date of birth is July 5, 1972.

     MARY A. NELSON - Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE - Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York since 1990. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     STEPHANIE D. PIERCE - Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO - President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO - Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Trust has retained JPMIM as Investment Advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. Prior to October 28, 1998, Morgan was the Investment Advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $340 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York

         City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently: Lehman Brothers 1-16 Year Municipal Bond Index.

         The Fund is managed by officers of the Advisor who, in acting for their clients, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of the Fund's average daily net assets.

         The advisory fees paid by the Fund to Morgan and JPMIM, as applicable, for the period December 23, 1996 (commencement of operations) through April 30, 1997; the fiscal year ended April 30, 1998 and the fiscal year ended April 30, 1999, were: $10,233; $133,208 and $200,927, respectively.

         The Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund, provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to the Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Fund. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities. The Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company that continuously issues shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor, administrator, shareholder servicing agent or custodian to such an investment company. The Advisor believes that it may perform the services for the Fund contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Fund.

         If the Advisor were prohibited from acting as investment advisor to the Fund, it is expected that the Trustees of the Trust would recommend to shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan provides certain financial, fund accounting, administrative and shareholder services to the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Fund's distributor.

         The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party. The Distribution Agreement is also terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under a Co-Administration Agreement with the Trust, FDI also serves as the Trust's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) provides officers for the Trust; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.


         The administrative fees paid to FDI for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal years ended April 30, 1998 and April 30, 1999, were: $68; $714 and $747, respectively.


SERVICES AGENT

         The Trust, on behalf of the Fund, has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan is responsible certain administrative and related services provided to the Fund. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreement, the Fund has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Fund, the other series of the Trust and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and certain other investment companies provided administrative services by Morgan.


         The fees paid to Morgan, as Services Agent, for the period December 23, 1996 (commencement of operations) through April 30, 1997 and the fiscal years ended April 30, 1998 and April 30, 1999 were: $1,332; $26,754 and $36,727, respectively.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian and fund accounting, transfer and dividend disbursing agent. Pursuant to the Custodian Contract with the Trust, State Street is responsible for maintaining the books and records of the Fund's portfolio transactions and holding portfolio securities and cash. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Effective August 1, 1998, under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.25% for Select Shares and 0.10% for Institutional Shares. These rates are expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders.

         The table below sets forth for each class of shares the shareholder servicing fees paid by the Fund to Morgan for the fiscal periods indicated. Select Shares -- For the period April 21, 1997 (commencement of operations) through April 30, 1997; the fiscal year ended April 30, 1998 and the fiscal year ended April 30, 1999: $16; $7,131 and $35,787, respectively.

Institutional Shares -- For the period December 23, 1996 (commencement of operations) through April 30, 1997; the fiscal year ended April 30, 1998 and for the fiscal year ended April 30, 1999: $1,543; $20,775 and $46,812, respectively.


         As discussed under  "Investment  Advisor," the  Glass-Steagall  Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement, and for providing administrative services to the Fund under the Services Agreement and the activities of JPMIM in acting as Advisor to the Fund under the Investment Advisory Agreement, may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described in the Prospectus without violating the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction or other fee for their services. Such charges may vary among financial professionals and will not be remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

         J.P. Morgan has agreed that it will reimburse the Fund until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the annual rate of 0.50% of the Fund's average daily net assets with respect to Institutional Shares and 0.65% of the Fund's average daily net assets with respect to Select Shares.


     This limit does not cover extraordinary expenses. This reimbursement arrangement can be changed at any time at the option of J.P. Morgan.

Fund -- For the period December 23, 1996 (commencement of operations) through April 30, 1997; the fiscal year ended April 30, 1998 and for the fiscal year ended April 30, 1999: $102,848; $151,366 and $149,750, respectively.


PURCHASE OF SHARES

     Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional

         Information to customers of J.P. Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with J.P. Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

     The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and a Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares of the Fund for shares of any J.P. Morgan Fund, J.P. Morgan Institutional Fund or J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment less the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

         Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield.

         Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund's Select and Institutional shares is computed by dividing net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income. Annualized tax-equivalent yield reflects the approximate annualized yield that a taxable investment must earn for shareholders at specified federal and California income tax levels to produce an after-tax yield equivalent to the annualized tax-exempt yield.

         Below is set forth historical yield information for the periods indicated:


     Select Shares: (April 30, 1999): 30-day yield: 3.45%; 30-day tax equivalent yield at 39.6%; tax rate: 5.71%.

     Institutional Shares: (April 30, 1999): 30-day yield: 3.67%; 30-day tax equivalent yield at 39.6%; tax rate: 6.08%.


         Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance for periods prior to the establishment of Select Shares of the Fund will be that of the Institutional Shares of the Fund and will be presented in accordance with applicable SEC staff interpretations. Such historical performance information may reflect operating expenses which were lower than those associated with holding Select Shares. Accordingly, the historical yield and historical returns for the Select Shares may be higher than would have occurred if an investment had been made during the indicated periods in Institutional Shares of the Fund.

         Below is set forth historical return information for the Fund for the periods indicated:


     Select  Shares:  (April 30, 1999):  Average  annual total  return,  1 year:
6.43%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 21, 1997) to period end: 7.01%; aggregate total return, 1 year: 6.43%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (April 21, 1997) to period end: 14.67%.

     Institutional Shares: (April 30, 1999): Average annual total return, 1 year: 6.55%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 23, 1996) to period end: 6.13%; aggregate total return, 1 year: 6.55%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 23, 1996) to period end: 15.03%.


         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

         The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objective and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover".

         In connection with portfolio transactions for the Fund, the Advisor intends to seek the best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trust's Trustees, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities from any underwriting group of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other Funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust"; the name of the Fund was changed from "California Bond Fund" to "J.P. Morgan California Bond Fund"; and the names of the shares changed from "JPM Pierpont Shares" and "JPM Institutional Shares" to "Select Shares" and "Institutional Shares", respectively. The Trust's Declaration of Trust further provides that no Trustee, officer, employee, or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.

         Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors, provided, however, that immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


         As of June 30, 1999, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Select Shares: -- Morgan as Agent for J.S. Farrand (21.83%); Morgan as Agent for J. Marcketta (11.81%); Morgan as Agent for R.B. Kital (9.45%); Morgan as Agent for Gelber Property Trust (6.68%); and Morgan as Agent for Kitaj Trust (6.60%); and Morgan as Agent for C. Gibbs (6.03%).

     Institutional Shares: -- Morgan as Agent for R. Hastings or P. Quillin (11.88%); Morgan as Agent for G. Kaufman Marital Trust New York (7.19%); and Morgan as Agent for G. Judis CRT (6.86%).


         The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers and Trustees as a group owned less than 1% of the beneficial shares of the Fund.

TAXES

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax exempt securities.
Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund (other than the alternative minimum tax in certain circumstances). In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.

         Distributions of net investment income (other than exempt-interest dividends) and realized net short-term capital gains in excess of net long-
         term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares, and (ii) will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Certain options and futures held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

     The Year 2000 Initiative. With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year

         2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.

         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan is attempting to develop business recovery/contingency plans. These plans will define the infrastructure that should be put in place for managing a failure during the millennium event itself.


         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Funds.


FINANCIAL STATEMENTS


         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's April 30, 1999 annual report filing made with the SEC on June 30, 1999 (Accession Number 0001047469-99-025872). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411 for the Select Shares and (800) 766-7722 for the Institutional Shares.

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 - This designation indicates that the degree of safety regarding timely payment is satisfactory.

A-3 - This designation indicates that the degree of safety regarding timely payment is adequate.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest. MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1  -  Issuers rated Prime-1 (or related  supporting  institutions)
            have  a  superior   capacity  for   repayment  of   short-term
            promissory   obligations.   Prime-1  repayment  capacity  will
            normally be evidenced by the following characteristics:

         -  Leading market positions in well established industries.
         -  High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
                  Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

APPENDIX B



Additional Information Concerning California Municipal Securities


         The following information is a summary of special factors affecting investments in California Municipal Securities and is drawn from the Official Statement issued by the State for its public bond issue on April 1, 1999. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California and certain of its municipalities and public authorities. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers.


STATE FINANCES

The Budget Process


         The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

         The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

         Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for local school and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

         Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.


The General Fund


         The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.


The Special Fund for Economic Uncertainties


         The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

         The legislation creating the SFEU (Government Code ss.16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit" below. In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

         For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

         The June 30, 1999, SFEU projection reflects the latest revenue projections and expenditure amounts as updated in the 1999-00 Governor's Budget. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors including re-estimates of revenues and expenditures, existing statutory requirements, and additional legislation introduced and passed by the Legislature may impact the reserve amount.

         In the  1999-00  Governor's  Budget,  released  January  8,  1999,  the
Department of Finance projects the SFEU will have a balance of about $617 million at June 30, 1999 and $415 million at June 30, 2000. The June 30, 1999 estimate is reduced from an estimate of approximately $1.2 billion after adoption of the 1998-99 Budget Act. See "Current State Budget" below.


Welfare Reform


         Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reforming the nation's welfare system. Among its many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

         California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997. This new basic state welfare program is called California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs, effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

         The long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience and until an independent evaluation of the CalWORKs program is completed. In the short-term, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload trend is projected to be 651,350 in 1998-99 and 598,000 in 1999-00, down from a high of 921,000 cases in 1994-95.

         The 1999-00 Governor's Budget limits CalWORKs expenditures to the annual $3.7 billion federal TANF Block Grant and prior year carryover amounts, and the state General Fund and county General Fund combined Maintenance of Effort Requirement of $2.9 billion. Any decision to maintain or exceed the Maintenance of Effort Requirement would need to be made in the context of available resources and competing budget demands.


Local Governments


         The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 470 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures. In his 1999-00 Budget Proposal, the

         Governor has proposed a review and "accounting" of state-local fiscal relationships, with the goal of ultimately restoring local government finances to an equivalent fiscal condition to the period prior to the 1991-93 recession-induced tax shifts. Litigation has been brought challenging the legality of the property tax shifts from counties to schools. See "Litigation" below.

         Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999-00 Governor's Budget would further reduce the county general fund contribution by an additional $48 million to reduce by 50 percent the contributions of the next 18 smallest counties and reduce by 5 percent the general fund contribution of the remaining 21 counties.

         The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995, must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.


State Appropriations Limit


         The State is  subject  to an annual  appropriations  limit  imposed  by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

         Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend

         "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         The following table shows the State's Appropriations Limit for the past three fiscal years, the current fiscal year, and the next fiscal year. In the Governor's Budget for Fiscal Year 1999-00 proposed on January 8, 1999, the Department of Finance projects the State's Appropriations Subject to Limitations will be $7.1 billion under the State's Appropriations Limit in Fiscal Year 1999-00.


State Appropriations Limit
(Millions)

                                       Fiscal Years
                                       --------------------------------------------------------------------

                                       1995-96        1996-97         1997-98       1998-99*       1999-00*
                                       -------        -------         -------       --------       -------


State Appropriations Limit             $39,309        $42,002         $44,778       $47,573        $50,052
----------------------------------
Appropriations Subject to Limit        (34,186)       (35,103)        (40,735)      (40,797)       (42,926)
                                       --------       --------        --------      --------       --------
----------------------------------
Amount (Over)/Under Limit               $5,123         $6,899          $4,043        $6,776         $7,126
                                        ======         ======          ======        ======         ======



*Estimated/Projected

SOURCE:  State of California, Department of Finance.


Proposition 98

         On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "State Finances--State Appropriations Limit" above.

         During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

         In 1992, a lawsuit was filed, called California  Teachers'  Association
v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base.

         Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1998-99 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 42 percent from the level in place from 1991-92 through 1993-94, and is estimated at about $5,944 per ADA in 1999-00. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. Although General Fund revenue growth is expected to slow in 1999-00, there are also new initiatives proposed to improve pupil reading skills, to enhance teacher quality, and to increase school accountability. See "Current State Budget" for further discussion of education funding.


STATE INDEBTEDNESS

General


         The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.


Capital Facilities Financing


         General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

         As of February 1, 1999, the State had outstanding $19,184,961,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $14,326,874,000 of long-term general obligation bonds. This latter figure consists of $3,566,744,000 of authorized commercial paper notes, described below (of which $484,250,000 had been issued), which had not yet been refunded by general obligation bonds, and $10,760,130,000 of other authorized but unissued general obligation debt.

         At the November 3, 1998 election, voters approved a bond measure ("Proposition 1A") totaling $9.2 billion for public school construction and renovation, and for higher education facilities. Not more than half the total bond authorization from Proposition 1A can be issued (including bonds in the form of commercial paper) before June 30, 2000. Proposition 1A also encourages the Treasurer to sell the bonds in a manner such that the ratio of State debt service to General Fund revenue does not exceed 6 percent.

         Commercial Paper Program. Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State intends to issue long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $2.0 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued. As of February 1, 1999, the Finance Committees had authorized the issuance of up to $3,566,744,000 of commercial paper notes; as of that date $484,250,000 aggregate principal amount of general obligation commercial paper notes was actually issued and outstanding.

         Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,689,709,397 General Fund-supported lease-purchase debt outstanding at February 1, 1999. The State Public Works Board, which is authorized to sell lease revenue bonds, had $1,594,712,000 authorized and unissued as of February 1, 1999. Also, as of that date certain joint powers authorities were authorized to issue approximately $69,500,000 of revenue bonds to be secured by State leases.

         Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $25,463,613,639 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 1998.

Cash Flow Borrowings


         As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The following table shows the amount of revenue anticipation notes ("Notes") and revenue anticipation warrants ("Warrants") issued over the past five fiscal years. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal Year.

         The State issued $1.7 billion of revenue anticipation notes for the 1998-99 Fiscal Year to mature on June 30, 1999. The Governor's Proposed Budget anticipates the issuance of $2.5 billion of revenue anticipation notes for the 1999-00 Fiscal Year.


State of California
Revenue Anticipation Notes and Warrants Issued
Fiscal Years 1994-95 to 1998-99



                                      Principal
Fiscal                                Amount        Date of              Maturity
Year         Type                     (Billions)    Issue                Date
----         ----                     ----------    -------              --------


1994-1995    Warrants Series C-D       $4.0         July 26, 1994        April 25, 1996
             Notes Series A-C           3.0         August 3, 1994       June 28, 1995


1995-1996    Notes                      2.0         April 25, 1996       June 28, 1996

1996-1997    Notes Series A-C           3.0         August 6, 1996       June 30, 1997

1997-1998    Notes                      3.0         September 9, 1997    June 30, 1998

1998-1999    Notes                      1.7         October 1, 1998      June 30, 1999


SOURCE:  State of California, Office of the Treasurer.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

Fiscal Years Prior to 1995-96

         Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs--K-14 education, health, welfare and corrections --at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing state funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year. See "State Indebtedness--Cash Flow Borrowings" above.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants, often needed to pay previously maturing notes or warrants, were issued in the period from June 1992 to July 1994. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996. See "State Indebtedness--Cash Flow Borrowings" above.

1995-96 through 1997-98 Fiscal Years

         The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.4 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated.

         The following were major features of the 1997-98 Budget Act:

         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives. See "State Finances--Proposition 98" above.

         2. The Budget Act reflected payment of $1.228 billion to satisfy a court judgment in a lawsuit regarding payments to the State pension fund, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

         3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

         4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

         5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

         6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal fiscal year 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

         7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

CURRENT STATE BUDGET


1998-99 Fiscal Year Budget

         When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget ("May Revision") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75 percent cut in the Vehicle License Fee ("VLF").

         The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from special funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

         The 1998-99 Budget Act was based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2 percent increase from the then revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. Economic problems overseas since that time may affect the May Revision projections.

         After giving effect to the Governor's vetoes, the Budget Act provided authority for expenditures of $57.3 billion from the General Fund (a 7.3 percent increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projected a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2 percent of General Fund revenues. The Budget Act assumed the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

         Revenues and expenditures for 1998-99 as updated in the 1999-00 Governor's Budget are $56.3 billion and $58.3 billion, respectively. As a result, the projected balance in the SFEU at June 30, 1999 has been reduced to $617 million. See "Proposed 1999-00 Budget" below for discussion of more recent revenue estimates from the Legislative Analyst's Office.

         The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Started on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

         In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increase in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).


         Other significant elements of the revised 1998-99 Budget are as follows:


         1. Proposition 98 funding for K-12 schools is increased by $2.2 billion in General Fund moneys over the latest revised 1997-98 levels, over $1 billion higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,752, which is $478 over the 1997-98 level. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit. See "State Finances--Proposition 98" above.

         2. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $339 million (15.6 percent) for the University of California and $271 million (14.5 percent) for the California State University system. In addition, General Fund support for Community Colleges increased by $183 million (9.0 percent).

         3. The Budget includes increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years. Future increases will depend on sufficient General Fund revenue to trigger the phased cuts in VLF described above.

         4. Funding for the judiciary and criminal justice programs increased by about 15 percent over 1997-98, primarily to reflect increased state support for local trial courts and rising prison population.

         5. Various other highlights of the revised Budget included new funding for resources projects, dedication of $240 million of General Fund moneys for capital outlay projects, funding of a state employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

         6. The State of  California  received  approximately  $167  million  of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The state anticipates receiving approximately $173 million in federal reimbursements for federal fiscal year 1998.

         The revised 1998-99 budget as reported in the 1999-00 Governor's Budget, also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1998 Budget Act. Major budget items include costs for the All-American Canal, state's share of purchase of Headwaters Forest, and additional funds for state prisons and juvenile facilities. The revised budget reflects a $433 million reduction in the State's obligation to contribute to the State Teachers' Retirement System ("STRS") in 1998-99.


Proposed 1999-00 Budget


         On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 19992000 (the "Governor's Budget"). The Governor's Budget generally reported that General Fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to the overseas economic downturn), while some caseloads would be higher than earlier projections. The Governor's Budget was designed to meet ongoing caseloads and basic inflation adjustments, and included certain new programs.

         The Governor's Budget projects General Fund revenues and transfers in 1999-00 of $60.3 billion. This includes anticipated initial payments from the tobacco litigation settlement of about $560 million, and receipt of one-time revenue from sale of assets. The Governor also assumes receipt of about $400 million of federal aid for certain health and welfare programs and reimbursement for costs for incarceration of undocumented felons, above the amount presently received by California from the federal government. The Governor's Budget notes that more accurate revenue estimates will be available in May and June before adoption of the budget. Among other things, the amount of realized capital gains for 1998 is still unknown, given the large fluctuations in the stock market last year. The Governor has not proposed any tax cuts or increases.

         The Governor's Budget proposes General Fund expenditures of $60.5 billion. The Governor's Budget gives highest priority to education, with Proposition 98 funding increasing by almost 5 percent. The Governor proposed certain new education initiatives focused on improving reading skills, teacher quality and school accountability. The Governor proposed modest increase in funding for higher education, and an 8 percent increase in SSP payments (a State-funded welfare program), while assuming decreases in Medi-Cal and CaIWORKs grant costs due to lowering caseloads. The Governor also proposes to reduce expenditures by deferring certain previously budgeted expenditures totaling about $170 million.

         Based on the proposed revenues and expenditures, the Governor's Budget projects the June 30, 2000 balance in the SFEU would drop to about $415 million.

         On February 16, 1999, the Legislative Analyst released a report on the 1999-00 Governor's Budget (the "LAO Report"). The LAO Report was based in part on actual revenues received in December, 1998 and January, 1999, which had not been available when the Governor's Budget was prepared. These revenues were higher than had been predicted in the Governor's Budget, apparently reflecting stronger than expected economic activity in the nation and the State. The LAO report projected that General Fund revenues in 1998-99 could be as much as $750 million higher than predicted in the Governor's Budget, and 1999-00 revenues could be $550 million above the Governor's Budget.

         The Governor's Budget includes a proposal to implement changes in law to make "midcourse corrections" in the State's budget if ongoing revenues fall short of projections during a fiscal year or expenditures increase significantly. The proposals include two components: restoring authority for the Director of Finance to reduce expenditures in certain circumstances, and an automatic "trigger" mechanism which would produce spending cuts if certain conditions were met. These proposals will require legislative action.


ECONOMY AND POPULATION

Introduction


         California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-94.


Population and Labor Force


     The State's July 1, 1997 population of over 32.9 million represented over 12 percent of the total United States population.

         California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the 5-county Los Angeles area accounted for 49 percent of the State's population, with 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of
6.9 million.

The following table shows California's population data for 1993 through 1998.

Population 1993-98


                                         % Increase                             % Increase
                                         Over                                   Over               California
                   California            Preceding          United States       Preceding          as % of
Year               Population(a)         Year               Population(a)       Year               United States
----               -------------         ----------         -------------       ----------         -------------



1993               31,517,000            1.1                257,753,000         1.1                12.2
1994               31,790,000            0.9                260,292,000         1.0                12.2
1995               32,063,000            0.9                262,761,000         0.9                12.2
1996               32,383,000            1.0                265,179,000         0.9                12.2
1997               32,957,000            1.8                267,636,000         0.9                12.3
1998               33,494,000            1.6                270,029,000         0.9                12.4


----------------
(a) Population as of July 1.


     SOURCE: U.S. Department of Commerce, Bureau of the Census; State of California, Department of Finance.



         The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1992 to 1998.


Labor Force
1992-98


            Labor Force Trends
            (Thousands)                     Unemployment Rate (%)
            -------------------------       -----------------------------

            Labor
            Force          Employment       California       United States
Year        -----          ----------       ----------       -------------
----

1992        15,404         13,973             9.3             7.5
-----
1993        15,359         13,918             9.4             6.9
-----
1994        15,450         14,122             8.6             6.1
-----
1995        15,412         14,203             7.8             5.6
-----
1996        15,568         14,444             7.2             5.4
-----
1997        15,971         14,965             6.3             4.9
-----
1998 p/     16,260         15,302             5.9             4.5
------------------
p/ Preliminary


SOURCE:  State of California, Employment Development Department.

Employment, Income, Construction and Export Growth


         The following table shows California's nonagricultural employment distribution and growth for 1990 and 1998.

Payroll Employment By Major Sector
1990 and 1998


                                                   Employment                   # Distribution
                                                   (Thousands)                  of Employment
                                                   -----------------------      -----------------------


Industry Sector                                     1990         1998           1990            1998
---------------                                     ----         ----           ----            ----
Mining                                              39           29             0.3             0.2
Construction...................................     605          605            4.8             4.5
Manufacturing..................................
         Nondurable Goods......................     721          739            5.7             5.4
         High Technology.......................     686          520            5.4             3.8
         Other Durable Goods...................     690          683            5.4             5.0
Transportation and Utilities..................      624          680            4.9             5.0
Wholesale and Retail Trade.....................     3,002        3,129          23.7            23.0
Finance, Insurance
         and Real Estate.......................     825          781            6.5             5.7
Services                                            3,395        4,234          26.8            31.2
Government.....................................
         Federal...............................     362          279            2.9             2.1
         State and Local.......................     1,713        1,906          13.5            14.0
                                                    -----        -----          ----            ----
         TOTAL
         NONAGRICULTURAL.......................     12,662       13,586         100             100
                                                    ======       ======         ===             ===


     -------------------- SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

         The following tables show California's total and per capita income patterns for selected years.


Total Personal Income 1992-97

                    California
                    ------------------------------------------------------------
                                                                    California
                                                                    % of


  Year               Millions                   % Change             U.S.
  ----              --------                    --------             ----
  1992               684,674                     4.8*                13.1

  1993               698,130                     2.0                 12.8

  1994 a             718,321                     2.9                 12.5

  1995               754,269                     5.0                 12.4

  1996               798,020                     5.8                 12.5


  1997               846,017                     6.0                 12.5
----------------------
* Change from prior year.
a Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income. Note: Omits income for government employees overseas.


SOURCE: U.S.  Department of Commerce, Bureau of Economic Analysis.

Per Capita Personal Income 1992-97

                                                                                      California
                                                                     United           % of
Year                  California       % Change        States        % Change         U.S.
----                  ----------       --------        ------        --------         ----
1992                  22,163           3.2*            20,546         4.7*            107.9
1993                  22,388           1.0             21,220         3.3             105.5
1994a                 22,899           2.3             22,056         3.9             103.8
1995                  23,901           4.4             23,063         4.6             103.6
1996                  25,050           4.8             24,169         4.8             103.6
1997                  26,218           4.7             25,298         4.7             103.6


-----------------------
*   Change from prior year
a Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.

Employee Relations


         In 1998-99, the state work force is estimated to be comprised of approximately 290,000 personnel years. Of this total, approximately 90,000 personnel years represent employees of institutions of higher education. Civil service employees who are subject to collective bargaining represent approximately 147,000 personnel years. The California State Employees'
Association (CSEA), represents 9 of the 21 collective bargaining units, or approximately 52 percent of those employees subject to collective bargaining.

         The Ralph C. Dills Act provides that state employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. Law enforcement employees have the right to be represented separately from other employees. The chosen employee organization has the fight to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

         The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding (MOU) and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

         As of mid-March 1999, for 1998-99, all twenty-one collective bargaining units have reached agreement with the State. Five have ratified Memorandums of Understanding (MOU) which will expire on June 30, 1999, and the other sixteen MOUs are pending Legislative and union members' ratification. The State has not experienced a major work stoppage in the last 23 years.


Employees' Retirement Systems


         The two largest retirement benefit programs administered by the State are the Public Employees' Retirement System ("PERS") and the STRS. PERS had assets with a market value of $139.7 billion as of October 31, 1998, a decrease of $3.6 billion from June 30, 1998. STRS had assets with a market value in excess of $88.3 billion as of June 30, 1998, an increase of $13.5 billion from June 30, 1997.


Information Technology


         The State's reliance on information technology in every aspect of its operations has made Year 2000-related ("Y2K") information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000. The DOIT has created a Year 2000 Task Force and a California 2000 Office to establish statewide policy requirements; to gather, coordinate, and share information; and to monitor statewide progress. In December 1996, the DOIT began requiring departments to report on Y2K activities and currently requires departmental monthly reporting of Y2K status. The DOIT has emphasized to departments that efforts should be focused on applications that support mission-critical business practices.

         The risks posed by Y2K information technology related issues are not confined to computer systems, but also include problems presented by embedded microchips (products or systems that contain microchips to perform functions such as traffic control, instruments used in hospitals or medical laboratories, and California aqueduct monitoring). To address these problems, the Governor issued Executive Order W-163-97, broadening the responsibilities of the DOIT to resolve these issues as well as legal questions associated with Y2K issues. The executive order also required that mission critical systems be remediated by December 31, 1998, that purchases of new systems, hardware, software and equipment be Year 2000 compliant and further limited new computer projects to those required by law until a department's Y2K problems are resolved. The DOIT has also more recently required departments to address interfacing of State IT systems with external IT systems, and to report on contingency planning status for problems which might occur if IT systems are not fully remediated by the end of 1999.

         In its quarterly report for the period ending December 31, 1998, ("January Quarterly Report") the DOIT unveiled the new administration's strategy for addressing Y2K issues. The key components of this strategy include centralization and coordination of the State's Y2K efforts, delivery of essential services and emergency preparedness, elimination of obstacles and barriers in an effort to streamline the current funding request process, and broad-based collaboration across public and private sectors through a comprehensive communication plan. Departments, programs and systems will be categorized by tier according to the amount of assistance required to become Y2K compliant. The first tier, which consists of departments that are of no specific cause of concern, will be required to report their status and may be subject to independent review. The second tier consists of departments that require targeted assistance. The California 2000 Project Office will deploy an action team to provide the necessary assistance. The third tier consists of seriously troubled departments where the California Year 2000 Project Office will assume Y2K management responsibility.

         In addition to setting forth a new action plan, the January Quarterly Report updated the survey of State departments and reported that of a total of about 564 mission critical IT systems, 372 had completed remediation. Of the remaining 192 systems, 54 systems are scheduled to be retired and 138 are in the process of being remediated. The January Quarterly Report also updated the status of embedded systems, noting that State entities have not yet reported on all facilities nor have they completed the survey of all of their facilities. Of the 606 facilities that were reported, remediation has been completed in 52 facilities.

         In the January Quarterly Report, the DOIT estimates total Y2K costs identified by the departments under its supervision at about $342 million, of which more than $200 million was projected to be expended in fiscal years 1998-1999 and 1999-2000. These costs are part of much larger overall IT costs incurred annually by the State, including costs incurred by certain independent State entities, such as the judiciary, the Legislature, the University of California and California State University System. Furthermore, cost estimates for embedded systems only apply to the subset of embedded systems posing the highest risk to essential programs. For fiscal year 1998-

         99, the Legislature created a $20 million fund for unanticipated Y2K costs, which can be increased if necessary.


         On February 18, 1999, the Bureau of State Audits (the "BSA") presented its report concerning state agencies' progress in resolving Y2K problems. The report highlighted the following issues: remediation efforts at 14 agencies that it identified as critical; the status of Y2K compliance for other State programs; deficiencies in Y2K planning at one of the primary data centers for the State; and coordination among public and private entities to ensure uninterrupted service of essential utilities.

         The  BSA  indicated  that  each  of  the  14  agencies   identified  as
administering programs critical to the State has appointed a Y2K project manager, developed an overall Y2K plan and is actively working to complete planned tasks. However, the report further noted that although state agencies are making progress toward correcting critical computer systems, remediation efforts at 11 of these agencies are not complete. The report defined completion as including three key steps: completion of all planned testing, removal of threats from embedded technology, and resolution of potential problems caused by data exchange partners. None of these 11 agencies have fully tested the systems reviewed, which industry experts consider to be the most crucial and time-consuming phase. Furthermore, seven agencies have not yet replaced or corrected embedded microchips in equipment their systems rely upon.

         As part of the audit, the BSA also surveyed all 140 agencies, which administer 462 separate budgetary programs, listed in the Governor's Budget. Although the BSA does not consider all of these programs to be as critical as those administered by the 14 agencies it reviewed, the BSA has similar concerns about testing, embedded technology and coordination with data exchange partners. The report also contained certain recommendations for one of the State's two primary data centers to enhance their Y2K efforts. Finally, the BSA noted that no single entity is charged with overseeing the Y2K preparedness of all utilities in California and recommended that the Governor or Legislature should designate one representative or agency to assess and disclose the Y2K readiness of critical public utilities.

         The State Treasurer's Office reports that as of December 31, 1998, its systems for bond payments were fully Y2K compliant. The State Controller's Office reported that it had completed the necessary Y2K remediation projects for the State fiscal and accounting system by December 31, 1998, consistent with the Governor's Executive Order. The final steps of testing will be completed during 1999. Both offices are actively working with the outside entities with whom they interface to ensure that they are also compliant.

         In sum, although substantial progress has been made toward the goal of Y2K compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what the impact failure of any particular IT system(s) or of outside interfaces with IT systems might have.


LITIGATION


         On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to school districts beginning in 1993-94, is a reimbursable state mandated cost. See "State Finances--Local Government" above. The test claim was heard on October 29, 1998, and the Commission on State Mandates found in favor of the State. In March, 1999, Sonoma County filed suit in the Superior Court to overturn the Commission's decision. The State is contesting this lawsuit. Should the courts find in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion with an annual Proposition 98 General Fund cost of at least $3.6 billion. This cost would grow in accordance with the annual assessed value growth rate.

         In Professional Engineers in California Government v. Wilson, the Superior Court ruled in December 1998 that $30.7 million of the $258.2 million transferred from the State Highway Account to the General Fund violated the California Constitution. The court also invalidated $130.9 million transferred from the Motor Vehicle Account to the General Fund. The court ordered further briefing on the $130 million transfer from the State Highway Account to the Motor Vehicle Account. A hearing on this transfer is scheduled for April 1999. No decision has been made as to whether an appeal will be taken from the court's ruling.

         On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

         On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs are being submitted; no date has yet been set for oral argument.

         In Thomas Hayes v. Commission on State Mandates, the Commission on State Mandates issued a decision in December 1998 determining that a portion, but  not  all,  of the  claims  constituted  state  mandated  local  costs.  The
Commission is now developing parameters and guidelines for claims for reimbursement. The Department of Finance has not yet determined whether to seek judicial review of the Commission's decision.

         In Capitola Land v. Anderson and other related state and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The Legislature also enacted a statute which required federal funding in order to comply with the Capitola judgment. The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs are petitioning the California Supreme Court for review. If, as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

         In the Northern California 1997 Flood Litigation, a substantial number of plaintiffs have joined the suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. Property damages have been estimated up to $2 billion. The State is vigorously defending the action.

         In Just Say No to Tobacco Dough Campaign v. State of California, the superior court issued an order in December 1998, granting the State's demurrer to the entire action and dismissing the case. Plaintiffs have asked the court to reconsider its ruling.




--------
     1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.

PART C

ITEM 23.  EXHIBITS.

     (a) Declaration of Trust.(1)

     (a)1 Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(2)

     (a)2 Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(4)

     (a)3 Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(6)

     (a)4 Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(8)

     (a)5 Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(10)

      (b)      Restated By-Laws.(2)

     (d) Amended Investment Advisory Agreement between Registrant and J.P. Morgan Investment Management Inc. ("JPMIM").(9)

     (e)  Form  of   Distribution   Agreement   between   Registrant  and  Funds
Distributor, Inc. ("FDI").(2)

     (g) Form of Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street").(2)

     (h)1 Form of Co-Administration Agreement between Registrant and FDI.(2)

     (h)2 Form of Administrative Services Agreement between Registrant and Morgan Guaranty Trust Company of New York ("Morgan").(2)

     (h)3 Form of Transfer Agency and Service Agreement between Registrant and State Street.(2)

     (h)4 Form of Restated Shareholder Servicing Agreement between Registrant and Morgan.(9)

      (j)      Consent of independent accountants.(filed herewith)

      (l)     Purchase agreement with respect to Registrant's initial shares.(2)


      (n)      Financial Data Schedules (not applicable)


      (o)1     18f-3 Plan for J.P. Morgan California Bond Fund.(3)

      (o)2     18f-3 Plan for J.P. Morgan Global 50 Fund. (7)


     (o)3  18f-3 Plan for J.P.  Morgan Tax Aware  Enhanced  Income  Fund (11)


      -------------------
      (1) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

      (2) Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

      (3) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 10, 1997 (Accession No. 0001016964-97-000014).

      (4) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.
               0001016964-97-000117).

      (5) Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 21, 1997 (Accession No. 0001042058-97-000005).

      (6)      Incorporated herein from Registrant's  registration  statement on
               Form   N-1A   as   filed   on   January   2,   1998    (Accession
               No.0001041455-98-000012).

      (7) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 2, 1998 (Accession No.
               0001042058-98-000030).

          (8) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.
          0001041455-98-000039).

      (9) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 25, 1998 (Accession No. 0001041455-98-000054).

      (10) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 30, 1998(Accession No. 0001041455-98-000054).


      (11) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 1, 1999 (Accession No. 0000899681-99-000024).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

               Not applicable.

ITEM 25. INDEMNIFICATION.

 Reference  is made to  Section  5.3 of  Registrant's  Declaration  of Trust and
Section 5 of Registrant's Distribution Agreement.

 Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

         JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

         To the knowledge of the Registrant, none of the directors, except those set forth below, or executive officers of JPMIM, is or has been during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of JPMIM also hold various positions with, and engage in business for, J.P. Morgan & Co. Incorporated, which owns all the outstanding stock of JPMIM.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a)  Funds   Distributor,   Inc.  (the   "Distributor")  is  the  principal
underwriter of the Registrant's shares.

     Funds Distributor, Inc. acts as principal underwriter for the following investment companies other than the Registrant:

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
BJB Investment Funds
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Founders Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust II
LaSalle Partners Funds, Inc.
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
Orbitex Group of Funds
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

     Funds Distributor, Inc. does not act as depositor or investment adviser to any of the investment companies.

     Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor, Inc. is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor, Inc. is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

(b)
 The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.:

Director, President and Chief Executive Officer:     Marie E. Connolly
Executive Vice President:                            George Rio
Executive Vice President:                            Donald R. Roberson
Executive Vice President:                            William S. Nichols
Director, Senior Vice President, Treasurer and
  Chief Financial Officer:                           Joseph F. Tower, III
Senior Vice President, General Counsel, Chief
  Compliance Officer, Secretary and Clerk            Margaret M. Chambers
Senior Vice President:                               Paula R. David
Senior Vice President:                               Judith K. Benson
Senior Vice President:                               Gary S. MacDonald
Director, Chairman of the Board, Executive
   Vice President                                    William J. Nutt

(c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Rules thereunder will be maintained at the offices of:

     Morgan Guaranty Trust Company of New York and J.P. Morgan Investment Management Inc.: 60 Wall Street, New York, New York 10260-0060, 9 West 57th Street, New York, New York 10019 or 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as investment advisor, shareholder servicing agent and administrative services agent).

     State Street Bank and Trust Company: 1776 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as custodian, transfer agent and dividend disbursing agent).

     Funds Distributor, Inc.: 60 State Street, Suite 1300, Boston, Massachusetts 02109 (records relating to its functions as distributor and co-administrator).

     Pierpont Group, Inc.: 461 Fifth Avenue, New York, New York 10017 (records relating to its assisting the Trustees in carrying out their duties in supervising the Registrant's affairs).

ITEM 29. MANAGEMENT SERVICES.

               Not applicable.

ITEM 30. UNDERTAKINGS.

      (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 29th day of July, 1999.


J.P. MORGAN SERIES TRUST



By       /s/ Stephanie D. Pierce
         ---------------------------------------
            Stephanie D. Pierce


         Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on July 29, 1999.

George A. Rio*
------------------------------
George A. Rio
President and Treasurer
Officer of the Portfolios

Matthew Healey*
-----------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal Executive Officer)

Frederick S. Addy*
------------------------------
Frederick S. Addy
Trustee

William G. Burns*
------------------------------
William G. Burns
Trustee

Arthur C. Eschenlauer*
------------------------------
Arthur C. Eschenlauer
Trustee

Michael P. Mallardi*
------------------------------
Michael P. Mallardi
Trustee



*By      /s/ Stephanie D. Pierce
         ----------------------------
         Stephanie D. Pierce
         as attorney-in-fact pursuant to a power of attorney.

                                INDEX TO EXHIBITS


Exhibit No.       Description of Exhibit
-------------    ------------------------
EX-99.(j)         Consent of Independent Accountants